UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Charles & Colvard, Ltd
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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170 Southport Drive

Morrisville, North Carolina 27560

(919) 468-0399

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2015

To the Shareholders of Charles & Colvard, Ltd.:

Notice is Hereby Given that the Annual Meeting of Shareholders of Charles & Colvard, Ltd. will be held at the Sheraton Imperial Hotel, 4700 Emperor Boulevard, Durham, North Carolina, on Wednesday, May 20, 2015, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

1.	To elect five nominees described in the proxy statement to the Board of Directors;

2.	To approve an amendment to the Charles & Colvard, Ltd. 2008 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 1,500,000 shares;

3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2015;

4.	To vote, on an advisory (nonbinding) basis, to approve executive compensation; and

5.                   To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 31, 2015 as the record date for the determination of shareholders entitled to vote at the meeting. Accordingly, only shareholders who are holders of record at the close of business on that date are entitled to notice of and to vote at the meeting.

By order of the Board of Directors,

Neal I. Goldman

Executive Chairman

April 22, 2015

A PROXY CARD IS ENCLOSED FOR THE CONVENIENCE OF THOSE SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE ANNUAL MEETING IN PERSON BUT DESIRE TO HAVE THEIR SHARES VOTED. IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. IF YOU RETURN YOUR CARD AND LATER DECIDE TO ATTEND THE ANNUAL MEETING IN PERSON OR FOR ANY OTHER REASON DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE YOUR PROXY IS VOTED.

170 Southport Drive

Morrisville, North Carolina 27560

(919) 468-0399

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on May 20, 2015:

The Notice of Annual Meeting of Shareholders, Proxy Statement, Form of Proxy, and 2014 Annual Report to Shareholders are available at http://www.charlesandcolvard.com/investor-relations/proxy-notice.

This proxy statement is furnished to the shareholders of Charles & Colvard, Ltd. in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at our company’s 2015 Annual Meeting of Shareholders (the “Annual Meeting”) and all adjournments thereof. The Annual Meeting will be held at the Sheraton Imperial Hotel, 4700 Emperor Boulevard, Durham, North Carolina, on Wednesday, May 20, 2015 at 10:00 a.m., Eastern Daylight Savings Time, to conduct the following business and such other business as may be properly brought before the meeting: (1) to elect five nominees described in this proxy statement to the Board of Directors; (2) to approve an amendment to the Charles & Colvard, Ltd. 2008 Stock Incentive Plan (the “2008 Plan”) to increase the number of shares authorized for issuance under the plan by 1,500,000 shares; (3) to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2015; and (4) to vote, on an advisory (nonbinding) basis, to approve executive compensation.

The Board of Directors recommends that you vote (1) FOR the election of the director nominees listed in this proxy statement, (2) FOR the approval of an amendment to the 2008 Plan to increase the number of shares authorized for issuance under the plan by 1,500,000 shares, (3) FOR ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2015, and (4) FOR the approval of executive compensation.

This proxy statement and the accompanying proxy card are first being delivered to shareholders on or about April 22, 2015.

Voting Securities

Our common stock, no par value per share, is our company’s only outstanding voting security. The Board of Directors has fixed the close of business on March 31, 2015 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. Accordingly, each holder of record of common stock as of the record date is entitled to one vote for each share of common stock held. Shareholders do not have cumulative voting rights. As of March 31, 2015, there were 20,454,833 shares of common stock outstanding.

Voting Procedures

The holders of a majority of the shares of common stock entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum for purposes of voting on a particular matter and conducting business at the Annual Meeting. Votes “for” and “against,” abstentions, shares that are withheld as to voting with respect to one or more of the director nominees, and shares held by a broker, as nominee, that are voted at the discretion of the broker on any matter will be considered to be present for purposes of determining whether a quorum exists. If a quorum is present at the beginning of the Annual Meeting, the shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

Brokers who are members of the New York Stock Exchange (the “NYSE”) and who hold shares of our common stock in street name for beneficial owners have authority to vote on certain items when they have not received instructions from beneficial owners. Under the rules of the NYSE, the proposal to ratify the appointment of the independent registered public accounting firm is considered a “discretionary” item. This means that brokers may vote in their discretion on this matter on behalf of beneficial owners who have not furnished voting instructions. In contrast, certain items are considered “non-discretionary,” and a “broker non-vote” occurs when brokers do not receive voting instructions from beneficial owners with respect to such items. The proposal to elect directors, the proposal to approve an amendment to the 2008 Plan to increase the number of shares authorized for issuance under the plan by 1,500,000 shares, and the proposal to approve executive compensation are “non-discretionary” items. Therefore, brokers that have not received voting instructions from beneficial owners with respect to these proposals may not vote in their discretion on behalf of such beneficial owners.

Under North Carolina law and our Bylaws, and assuming the existence of a quorum, directors are elected by a plurality of the votes cast by the shares of common stock present in person or by proxy and entitled to vote in the election of directors. Shares that are withheld as to voting with respect to a director nominee and shares held of record by a broker, as nominee, that are not voted will not be counted for purposes of electing directors.

Under our Bylaws, the proposals to approve an amendment to the 2008 Plan to increase the number of shares authorized for issuance under the plan by 1,500,000 shares and to ratify the appointment of BDO as the independent registered public accounting firm for the year ending December 31, 2015 will be approved if the number of shares voted in favor of each respective proposal exceeds the number of shares voted against the proposal. Abstentions will not count as votes cast and will not affect the outcome of these proposals.

With respect to the advisory (nonbinding) vote to approve executive compensation, such proposal will be approved if the votes cast for approval exceed the votes cast against approval for such proposal. Because your votes to approve executive compensation are advisory, your vote will not be binding upon the Board of Directors, your vote will not overrule any decision by the Board of Directors, and your vote will not create or imply any additional fiduciary duties on the Board of Directors or any of its members. However, the Compensation Committee of the Board of Directors will take into account the outcome of the votes when considering future executive compensation arrangements. Abstentions and broker non-votes will not be counted for purposes of determining whether the proposal has received sufficient votes for approval.

Under North Carolina law, our shareholders are not entitled to appraisal rights with respect to any of the proposals in this proxy statement.

Voting of Proxies

The shares represented by the accompanying proxy card and entitled to vote will be voted if the proxy card is properly signed and received by our Corporate Secretary prior to the Annual Meeting. Where a choice is specified on any proxy card as to the vote on any matter to come before the Annual Meeting, the proxy will be voted in accordance with such specification. Where no choice is specified, the proxy will be voted “for” the election of the persons nominated to serve as the directors of our company and named in this proxy statement, “for” the proposal to approve an amendment to the 2008 Plan to increase the number of shares authorized for issuance under the plan by 1,500,000 shares, “for” the proposal to ratify the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2015, “for” the approval of executive compensation, and in such manner as the proxies named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the Annual Meeting or any adjournment thereof. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by giving written notice to our Corporate Secretary, by attending the Annual Meeting and giving notice of his or her intention to vote in person, or by executing and delivering to us a proxy bearing a later date.

Expenses of Solicitation

We will bear the entire cost of the solicitation of proxies from our shareholders. Following the mailing of this proxy statement and the accompanying proxy card, our directors, officers, and employees may solicit proxies on behalf of our company in person, by telephone, or by other electronic means. We may reimburse persons holding shares for others in their names or in those of their nominees for their reasonable expenses in sending proxy materials to their principals and obtaining their proxies.

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PROPOSAL 1

ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board of Directors, as provided by North Carolina law and our Bylaws. The Board of Directors establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our operations at meetings of the Board, through reports and analyses prepared by our management, and in discussions with our management.

Our Bylaws currently provide that the Board of Directors shall consist of not less than five nor more than 10 members and that at any time that it consists of nine or more members, the terms shall be staggered. The five persons named below have been recommended by our Nominating and Governance Committee and approved by the Board to be nominated as candidates to serve on the Board of Directors until the 2016 Annual Meeting of Shareholders or until his or her successor is elected and qualified, or until his or her death, resignation, removal, or disqualification or until there is a decrease in the number of directors. The age and a brief biographical description of each director nominee are set forth below. The information appearing below and certain information regarding beneficial ownership of securities by such nominees contained in this proxy statement has been furnished to us by the nominees. Each nominee for director has indicated that he or she is willing and able to serve as a director if elected. However, if any nominee should become unable to serve or for good cause will not serve, the proxies named on the enclosed proxy card will vote for such other nominees and substitute nominees as designated by the Board of Directors.

Nominees for Election as Directors

Name	Age	Position(s) with Charles & Colvard, Ltd.	Director Since
Neal I. Goldman	70	Executive Chairman of the Board	June 2014
H. Marvin Beasley	71	Director, President and Chief Executive Officer	November 2009
Anne M. Butler	66	Director	June 2012
George R. Cattermole	73	Director	May 2008
Ollin B. Sykes	64	Director	May 2008

Neal I. Goldman has served as a director of our company since June 2014 and as Executive Chairman of the Board since January 2015. Mr. Goldman has served as President of Goldman Capital Management, Inc., an investment advisory firm, since he founded the firm in 1985. Prior to that, Mr. Goldman was an analyst and portfolio manager at Shearson/American Express Inc. Mr. Goldman served on the Board of Directors of Blyth, Inc. (NYSE: BTH), a multi-channel company focused on the direct-to-consumer market, and includes in its portfolio two direct sales companies, PartyLite Gifts and ViSalus. Since August 2012, Mr. Goldman has served on the Board of Imageware Systems, Inc. (OTCQB: IWSY), a leading company in the emerging market for biometrically enabled software-based identity management solutions. Our Board has determined that Mr. Goldman’s extensive experience with the investment advisory industry, including his service as President of Goldman Capital Management, Inc., qualifies him to serve on the Board of Directors.

H. Marvin Beasley has served as a director of our company since November 2009 and was appointed as our President and Chief Executive Officer on March 17, 2015. In 2009, Mr. Beasley retired from retailing after 44 years. Mr. Beasley began his retailing career in 1965 as a store manager for Gunst Corporation, a startup catalog showroom operation in Richmond, Virginia. In 1973, Mr. Beasley joined Best Products Co., Inc. (“Best Products”) in Richmond, Virginia. During his 16 years at Best Products, Mr. Beasley served in many capacities, including 10 years as Vice President of Jewelry Merchandising and Supply Chain Management. In 1989, Mr. Beasley joined Helzberg Diamond Shops (“Helzberg”) as Senior Vice President of Merchandising and was promoted in 2000 to President/Chief Operating Officer. In 2004, Mr. Beasley was promoted to Chief Executive Officer and served until his retirement in 2009. Mr. Beasley is a National Jeweler Retailer Hall of Fame inductee and has served on many boards including Jewelers of America and Jewelers for Children. Our Board has determined that Mr. Beasley’s extensive experience in the retail jewelry industry, including service as the Chief Executive Officer at Helzberg, qualifies him to serve on the Board of Directors.

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Anne M. Butler has served as a director of our company since June 2012. As a leading executive in the direct selling industry, Ms. Butler has successfully run global businesses for Avon Products, Inc. (“Avon”), Aloette Cosmetics, Mary Kay Cosmetics, Inc. (“Mary Kay”), and PartyLite Gifts, Inc. (“PartyLite”). Ms. Butler started her career with Avon, where she held a variety of progressive assignments across marketing, sales, new market expansion, and new business development while serving as Director of Marketing in Spain, Vice President of Avon Fashions in Brazil, and as General Manager, Avon Fashions for Continental Europe. At Mary Kay, Ms. Butler served as President of the Western and Central Europe business and subsequently successfully expanded the European business at PartyLite where she advanced to President, PartyLite International. Ms. Butler was appointed Worldwide President of PartyLite in May 2007, a position she held until January 2012. Since then, Ms. Butler has served as CEO of Butler Advisors, a consulting firm specializing in strategic and operational advising to private equity, venture capital, and institutional investors on direct selling acquisitions and management, while also serving as Senior Advisor to the Chairman of Blyth, Inc. (“Blyth”). She also served on the Board of ViSalus Sciences, the weight loss and fitness direct sales subsidiary of Blyth. Ms. Butler served on the Board of the Direct Selling Education Foundation until 2014, and in June 2012 concluded two years of service as Vice Chairman of the Board of the Direct Selling Association. Our Board has determined that Ms. Butler’s leadership in several public direct sales companies, as well as her background in marketing and global operations, qualifies her to serve on the Board of Directors.

George R. Cattermole has served as a director of our company since May 2008 and as Chairman of the Board from February 2009 through December 2014. Mr. Cattermole also served as our Interim Chief Executive Officer from July 2009 through November 2009. From May 2005 to March 2012, Mr. Cattermole served as Chairman of the Board of Directors of Outlast Technologies Inc. (“OTI”), a Boulder, Colorado technology company that provides “phase change materials” to the fiber, textile, bedding, and apparel markets worldwide. In addition, Mr. Cattermole served as President and Chief Executive Officer of OTI from October 2000 to May 2005. After attending University of Santa Clara and University of Colorado, Mr. Cattermole joined E.I. DuPont in 1966 where he held a variety of operating, business leader, and corporate assignments, retiring in 1999 as head of Corporate Marketing. Our Board has determined that Mr. Cattermole’s leadership experiences, including service as our Chairman of the Board and our Interim Chief Executive Officer, and his background in global operations and marketing qualify him to serve on the Board of Directors.

Ollin B. Sykes has served as a director of our company since May 2008. Since 1984, he has served as the President of Sykes & Company, P.A., a regional accounting firm specializing in accounting, tax, and financial advisory services. Mr. Sykes earned his Bachelor of Science degree in accounting at Mars Hill College and is a Certified Public Accountant, a Certified Information Technology Professional, and a Certified Management Accountant. Mr. Sykes served as a director of Hampton Roads Bankshares, Inc. (NASDAQ: HMPR), a financial holding company operating in North Carolina, Maryland eastern shore, and Virginia, from December 2008 until December 31, 2010. He currently serves as a director of Bank of Hampton Roads, a wholly owned subsidiary of Hampton Roads Bankshares, Inc. Our Board has determined that Mr. Sykes’s background in accounting and finance and his accounting certifications qualify him to serve on the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE MATTERS

Independent Directors

In accordance with the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”), our Board of Directors must consist of a majority of “independent directors,” as determined in accordance with NASDAQ Rule 5605(a)(2). The Board has determined that current directors Ms. Butler, Mr. Cattermole, Mr. Goldman, and Mr. Sykes are independent directors in accordance with applicable NASDAQ listing rules. Mr. Beasley was determined to be independent until he was appointed as our President and Chief Executive Officer on March 17, 2015. Additionally, the Board determined that each of Dr. Charles D. Lein, who did not stand for re-election at our 2014 Annual Meeting of Shareholders, and David B. Barr, who resigned from our Board on March 31, 2015, also qualified as an independent director during the time in which they served. The Board performed a review to determine the independence of its members and made a subjective determination as to each member that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of our company. In making these determinations, the Board reviewed the information provided by the directors with regard to each individual’s business and personal activities as they may relate to us and our management.

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Meetings of the Board of Directors

Pursuant to our Corporate Governance Standards, all directors are expected to attend meetings of the Board and their assigned committees. The Board of Directors meets on a regularly scheduled basis and met 11 times during the year ended December 31, 2014. Each incumbent director attended 75% or more of the aggregate of the number of meetings of the Board held during the period that individual was a director and the number of meetings of committees on which that director served that were held during the period of that director’s service. We also expect all directors to attend each annual meeting of shareholders. Seven directors, comprising all six nominees for election at the 2014 Annual Meeting of Shareholders and Dr. Lein, who did not stand for re-election, attended the 2014 Annual Meeting of Shareholders.

Board Leadership Structure

On November 4, 2014, the Board of Directors approved the creation of the position of Executive Chairman to replace the role of Chairman of the Board, effective January 1, 2015. The Executive Chairman is not an employee of our company. The Board of Directors has determined that it is in the best interest of our company for our Executive Chairman to be an independent director at this time. The Board believes that having an independent Executive Chairman furthers the Board’s goal of providing effective, independent leadership and oversight of our company. Until January 1, 2015, the Chairman of the Board’s responsibilities included establishing Board meeting agendas in collaboration with our Chief Executive Officer and presiding at meetings of the Board and shareholders. The Executive Chairman has expanded duties to work closely with senior management of our company regarding business strategy and the effective achievement of objectives and strategy following presentation to and approval by the Board, particularly in light of expected succession planning for the Chief Executive Officer. The Chief Executive Officer has general supervision, direction, and control of the business and affairs of our company in the ordinary course of its business.

To ensure free and open discussion and communication among the non-management directors, such directors meet regularly in executive session in conjunction with regularly scheduled meetings of the Board. The director who presides at these meetings is chosen by the independent directors. Executive sessions of the independent directors are to occur at least four times a year.

Board’s Role in Risk Oversight

We operate in a complex environment and are subject to a number of significant risks. The Board of Directors works with our senior management to manage the various risks we face. The role of the Board is one of oversight of our risk management processes and procedures; the role of our management is to implement those processes and procedures on a daily basis and to identify, manage, and mitigate the risks that we face. As part of its oversight role, the Board regularly discusses, both with and without management present, our risk profile and how our business strategy effectively manages and leverages the risks that we face.

To facilitate its oversight of our company, the Board of Directors has delegated certain functions (including the oversight of risks related to these functions) to Board committees. The Audit Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, the Compensation Committee evaluates the risks presented by our compensation programs and analyzes these risks when making compensation decisions, and the Nominating and Governance Committee evaluates whether the composition of the Board of Directors is appropriate to respond to the risks that we face. The roles of these committees are discussed in more detail below.

Although the Board of Directors has delegated certain functions to various committees, each of these committees regularly reports to and solicits input from the full Board regarding its activities. These discussions enable the Board to monitor our risk exposure and evaluate our risk mitigation efforts.

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Standing Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee as standing committees of the Board. Each of these committees is governed by a formal written charter approved by the Board, copies of which are available on our website at www.charlesandcolvard.com. Each committee is composed solely of independent directors. The following is a brief description of the responsibilities of each of these standing committees and their composition.

Audit Committee

The Audit Committee, established in October 1997, represents and assists the Board in its general oversight of our company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions. The Audit Committee has the authority to, among other things, (i) appoint an independent registered public accounting firm to serve as our external auditor; (ii) review and discuss with such auditor the scope, timing, and results of its audit; (iii) review and discuss with management and the independent registered public accounting firm our internal control over financial reporting and related reports; (iv) review and approve all “related person” transactions, as that term is defined in Item 404 of Regulation S-K; and (v) review our annual financial statements and approve their inclusion in our Annual Report on Form 10-K. The Audit Committee, which held eight meetings in 2014, is currently composed of Mr. Sykes (Chairperson), Ms. Butler, and Mr. Goldman.

The Board of Directors has determined that each of the members of the Audit Committee is an independent director in accordance with applicable NASDAQ listing rules and the additional independence rules for audit committee members promulgated by the Securities and Exchange Commission (the “SEC”). Each member is able to read and understand fundamental financial statements, including our company’s balance sheet, income statement, and cash flow statement. The Board of Directors has determined that Mr. Sykes and Mr. Goldman are “audit committee financial experts” as defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC.

Compensation Committee

The Compensation Committee, established in October 1997, carries out the overall responsibility of the Board relating to executive compensation, evaluation, and development. The Compensation Committee has the authority to, among other things, (i) review and approve the corporate goals and objectives with respect to the compensation of our Chief Executive Officer and set the Chief Executive Officer’s annual compensation, including salary, bonus, incentive compensation, and equity compensation; (ii) review and approve the evaluation process and compensation structure for our officers and approve their annual compensation, including salary, bonus, incentive compensation, and equity compensation, and any special or supplemental benefits; (iii) review, approve and when appropriate, recommend to the Board for approval, incentive and equity compensation plans, which includes the ability to adopt, amend and terminate such plans; and (iv) evaluate and make recommendations to the Board concerning the compensation for directors, including if applicable, equity-based compensation. Each of the members of the Compensation Committee is an independent director in accordance with NASDAQ listing rules. The Compensation Committee, which held 11 meetings in 2014, is currently composed of Mr. Goldman (Chairperson), Ms. Butler, and Mr. Sykes. Although the Compensation Committee may delegate authority to subcommittees to fulfill its responsibilities when appropriate, no such authority was delegated during 2014.

In 2013, the Compensation Committee engaged FosterThomas, Inc. (“FosterThomas”) to provide a comprehensive executive compensation analysis for our named executive officers in order to assist the Compensation Committee in structuring the 2014 compensation program. In 2014, the Compensation Committee determined to separate the Company’s incentive plan into two separate plans, the Charles & Colvard, Ltd. Short-Term Incentive Plan (the “STI Plan”) and the Charles & Colvard, Ltd. Long-Term Incentive Program (the “LTI Program”). In setting 2014 executive compensation, the Compensation Committee engaged FosterThomas to provide recommendations for the metrics of the STI Plan and LTI Program and received input from the Chief Executive Officer in setting base salaries for executive officers and input from the Chief Executive Officer and Chief Financial Officer regarding a structure and potential payout amounts under the STI Plan and the LTI Program for executive officers as well as other company employees.

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Nominating and Governance Committee

The Nominating and Governance Committee, established in December 2003, is responsible for, among other things, (i) screening and recommending qualified candidates for election and appointment to the Board; (ii) recommending to the Board from time to time an appropriate organizational structure (including size and composition) for the Board; (iii) monitoring the independence of the Board and ensuring that the requisite number of directors serving on committees of the Board meet applicable independence requirements and assisting the Board in making related determinations; (iv) reviewing from time to time the appropriate qualifications, skills, and characteristics required of directors; (v) developing procedures to receive and evaluate Board nominations received from shareholders and other third parties; (vi) periodically reviewing and reassessing the adequacy of our company’s corporate governance; conflicts of interest; and business ethics policies, principles, codes of conduct, and guidelines; and formulating and recommending any proposed changes to the Board; and (vii) conducting an annual review of the effectiveness of the Board and its committees and presenting its assessment to the full Board. Each of the members of the Nominating and Governance Committee is an independent director in accordance with NASDAQ listing rules. The Nominating and Governance Committee, which held five meetings in 2014, is currently composed of Ms. Butler (Chairperson), Mr. Cattermole, and Mr. Goldman.

Director Nominations

Our Bylaws contain provisions that address the process by which a shareholder may nominate an individual to stand for election to the Board of Directors at our Annual Meeting of Shareholders. These provisions state that nominations for election as a director must be made in writing and be delivered to or mailed and received at our principal executive office not fewer than 60 days and not more than 90 days prior to the anniversary date of the notice date with respect to the previous year’s annual meeting of shareholders. In the case of a special meeting or an annual meeting that is called for a date that is not within 30 days before or 60 days after the anniversary date of the immediately preceding annual meeting, notice must be received no earlier than 90 days prior to such annual meeting or special meeting and no later than 60 days prior to such annual meeting or special meeting, or the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The Chief Executive Officer will provide the Nominating and Governance Committee with a copy of any such notification received by us from a shareholder purporting to nominate a candidate for election as a director. Any shareholder wishing to submit a nomination for a director of our company should send the nomination to the Chief Executive Officer, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560.

When submitting a nomination to us for consideration by the Nominating and Governance Committee, a shareholder must provide the following minimum information for each director nominee: (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of our company that are beneficially owned by such person, (iv) a description of all arrangements or understandings between the shareholder (or the beneficial owner, if any, on whose behalf such nomination is made) and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, (v) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (including, without limitation, such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected), and (vi) such additional information relating to such person as is deemed sufficient by the Board to establish that the person meets all minimum qualification standards or other criteria to serve as a director as may have been established by the Board or applicable law or listing standard. The shareholder also must provide the name and address, as they appear on our company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf such proposal is made; the class and number of shares of our company that are beneficially owned by the shareholder and the beneficial owner on whose behalf the proposal is made; any material interest, direct or indirect, of the shareholder and such beneficial owner in such business; and a representation that the shareholder is a holder of record of shares of our company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting. Shareholder nominations for a director must be made in a timely manner and otherwise in accordance with our Bylaws and applicable law.

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It is the policy of our company and the Nominating and Governance Committee to evaluate suggestions concerning possible candidates for election to the Board submitted to us, including those submitted by Board members, shareholders, and third parties. Criteria used by the Nominating and Governance Committee in its evaluation of all candidates for nomination are set forth in our Corporate Governance Standards and include, but are not limited to (i) judgment, character, expertise, skills, and knowledge useful to the oversight of our business; (ii) diversity of viewpoints, backgrounds, ages, experiences, and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the candidate’s expertise, skills, knowledge, and experience with that of other Board members will build a Board that is effective, collegial, and responsive to the needs of our company. After this evaluation process is concluded, the Nominating and Governance Committee recommends nominees to the Board for further consideration and approval.

No fees have been paid to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. Mr. Sykes recommended Mr. Goldman as a prospective candidate for nomination to the Board.

Shareholder Communication with the Board

As set forth in our Corporate Governance Standards, it is the policy of our company and the Board to encourage free and open communication between shareholders and the Board. Any shareholder wishing to communicate with the Board should send any communication to the Corporate Secretary, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560. Any such communication must be in writing and must state the number of shares beneficially owned by the shareholder making the communication. Our Corporate Secretary will generally forward such communication to the full Board or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication. This process is intended to provide shareholders one means of communicating with directors and is not intended to be exclusive.

Codes of Conduct

The Board of Directors has adopted two separate codes of conduct: a Code of Ethics for Senior Financial Officers that applies to persons holding the offices of the Chief Executive Officer, Chief Financial Officer, Treasurer, and Principal Accounting Officer of our company, and a Code of Business Conduct and Ethics that applies to all of our officers, directors, agents, and representatives (including consultants, advisors, and independent contractors). Each code is available on our website at www.charlesandcolvard.com. We intend to satisfy the disclosure requirement regarding any material amendment to a provision of either code that applies to the Chief Executive Officer, Chief Financial Officer, Treasurer, and Principal Accounting Officer by posting such information on our website. Any amendments or waivers of either code for any executive officer or director must be approved by the Board and will be publicly disclosed either by posting such amendment or waiver on our website at www.charlesandcolvard.com or by filing a Form 8-K with the SEC, along with the reasons for the waiver, if applicable.

CERTAIN TRANSACTIONS AND LEGAL PROCEEDINGS

For a description of our consulting arrangements with Ms. Butler, please see “Executive Compensation—2014 Director Compensation—Consulting Arrangements with Anne M. Butler.” During 2014, we were not a participant in or a party to any other related person transactions requiring disclosure under the SEC’s rules.

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AUDIT COMMITTEE REPORT

The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2014, the Audit Committee:

•	reviewed and discussed the audited financial statements for the year ended December 31, 2014 with management and BDO USA, LLP, our independent registered public accounting firm;

•	discussed with BDO USA, LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees; and

•	received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence and discussed with BDO USA, LLP its independence.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

This Report is submitted by the Audit Committee.

Mr. Ollin B. Sykes, Chairperson

Mr. H. Marvin Beasley*

Mr. Neal I. Goldman

*Mr. Beasley relinquished his membership on the Audit Committee upon his appointment as our President and Chief Executive Officer on March 17, 2015.

INFORMATION CONCERNING EXECUTIVE OFFICERS

Certain information regarding our executive officers is set forth below. Executive officers are appointed by the Board of Directors to hold office until their successors are duly appointed and qualified, or until their resignation, retirement, death, removal, or disqualification. The information appearing below and certain information regarding beneficial ownership of securities by certain executive officers contained in this proxy statement has been furnished to us by the executive officers. Information regarding Mr. Beasley is included in the director nominee profiles set forth above.

Name	Age	Title	Executive Officer Since
H. Marvin Beasley	71	President and Chief Executive Officer	March 2015
Kyle S. Macemore	43	Senior Vice President, Chief Financial Officer, and Treasurer	August 2013
Steven M. Larkin	56	Chief Operating Officer	May 2013

Kyle S. Macemore has served as our Senior Vice President, Chief Financial Officer, and Treasurer since August 2013. Mr. Macemore mostly recently served as Chief Financial Officer and Vice President Global Signaling Solutions of Tekelec, a telecommunications company, from January 2012 to August 2013. At Tekelec, Mr. Macemore previously served as Vice President Finance and Investor Relations from May 2010 to January 2012, Director Financial Planning and Analysis from June 2007 to May 2010, Controller Signaling and Communications Software from April 2006 to June 2007, and Controller Communications Software from November 2005 to April 2006. Prior to his employment with Tekelec, Mr. Macemore held various financial positions at IBM Corporation, including Chief Financial Officer of its Americas Storage Division. Mr. Macemore holds a Bachelor of Science degree in Business Administration and a Master of Accounting from the University of North Carolina at Chapel Hill and a Master of Business Administration degree from the Duke University Fuqua School of Business.

Steven M. Larkin was appointed as our Chief Operating Officer effective as of May 6, 2013. Mr. Larkin served as a director of our company beginning in February 2011 and resigned from the Board effective as of May 6, 2013. From January 2010 to April 2013, Mr. Larkin served as Senior Vice President, Direct, of Golfsmith International Holdings, Inc. (“Golfsmith”), a specialty retailer of golf and tennis equipment, apparel, and accessories. From November 2009 to January 2010, he was a consultant to Golfsmith. From August 2008 to June 2009, Mr. Larkin served as Executive Vice President, Chief Marketing and E-Commerce Officer at Zale Corporation, a specialty retailer of diamonds and other jewelry products. He was Zale Corporation’s Senior Vice President, Brand Marketing and E-Commerce, from February 2008 to August 2008 and its Senior Vice President, Direct to Consumer, from January 2006 to February 2008. Before joining Zale Corporation, Mr. Larkin served in a variety of e-commerce and marketing-related executive positions with various companies in the retail industry for over 20 years, including ShopNBC, The Fingerhut Corporation, and Federated Department Stores/Macy’s, Inc.

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EXECUTIVE COMPENSATION

The following tables and narrative discussion summarize the compensation we paid for services in all capacities rendered to us during the years ended December 31, 2014 and 2013 by our principal executive officer and all other “named executive officers” during fiscal 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Randall N. McCullough	2014	$335,000	$—	$—	$—	$17,745(9)	$352,745
Former President and Chief Executive Officer (3)	2013	335,000	—	17,745	—	7,088	359,833
Kyle S. Macemore	2014	250,000	—	148,150	—	14,631(10)	412,781
Senior Vice President and Chief Financial Officer (4)	2013	96,154	483,200	343,715	—	812	923,881
Steven M. Larkin	2014	300,000	—	—	—	18,031(11)	318,031
Chief Operating Officer(5)	2013	204,385(6)	404,000 (7)	285,442 (7)	—	37,143(8)	930,970

(1)	The amounts shown in these columns reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation – Stock Compensation (“ASC Topic 718”), of the restricted stock awards or option awards, as applicable, granted to each of our named executive officers. The assumptions made in determining these values are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 13, 2015.

(2)	Reflects short-term incentive awards earned under the STI Plan as described below under “Incentive Plans—STI Plan.”

(3)	On March 17, 2015, Mr. McCullough resigned as our President and Chief Executive Officer and as a director.

(4)	Mr. Macemore was appointed as our Senior Vice President, Chief Financial Officer, and Treasurer effective as of August 5, 2013.

(5)	Mr. Larkin resigned from our Board and was appointed as our Chief Operating Officer effective as of May 6, 2013.

(6)	Includes $190,385 received as salary for service as our Chief Operating Officer and $14,000 cash compensation for Board retainer and meeting fees received in 2013 prior to resigning from the Board.

(7)	Awarded in connection with Mr. Larkin’s appointment as our Chief Operating Officer.

(8)	Includes $35,000 of relocation expense reimbursements, $1,735 of 401(k) employer matching contributions, and $408 of long-term disability insurance premiums.

(9)	Includes $7,800 of 401(k) employer matching contributions and $9,945 of long-term disability insurance and life insurance premiums.

(10)	Includes $7,516 of 401(k) employer matching contributions and $7,116 of long-term disability insurance and life insurance premiums.

(11)	Includes $7,800 of 401(k) employer matching contributions and $10,231 of long-term disability insurance and life insurance premiums.

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Agreements Involving Named Executive Officers

Randall N. McCullough

In connection with Randall N. McCullough’s appointment as President and Chief Executive Officer, we entered into an employment agreement with Mr. McCullough effective as of November 5, 2009. The employment agreement had a term of one year and renewed automatically on an annual basis. Under the terms of his employment agreement, Mr. McCullough received an initial annual base salary of $325,000. Beginning in 2010 and for each year thereafter for the term of his employment agreement, Mr. McCullough was entitled to compensation under a mutually agreed upon incentive bonus plan up to 75% of his existing salary, based upon our performance toward achieving targets in a business plan and budget submitted by Mr. McCullough and approved by the Board. In addition, on November 5, 2009, Mr. McCullough was granted an incentive stock option to purchase 189,252 shares of our common stock at an exercise price of $0.58 per share. The option vested over a three-year period, with 25% of the award vesting on the grant date and 25% of the award vesting on each of the following three anniversary dates of the grant date. The employment agreement also provided that Mr. McCullough was entitled to additional incentive stock option grants for 100,000 shares of our common stock on each of the first two anniversary dates of employment with an identical vesting schedule. Mr. McCullough was entitled to receive such benefits as were made available to our other executives, including, but not limited to, life, medical, and disability insurance, retirement benefits, and such vacation as was provided to our other executives.

On March 17, 2015, Mr. McCullough resigned as our President and Chief Executive Officer and as a member of our Board effective immediately. In connection with his resignation, Mr. McCullough entered into a Separation of Employment Agreement (the “Separation Agreement”), dated March 23, 2015, and a Consulting Agreement (the “Consulting Agreement”), dated March 23, 2015.

Under the Separation Agreement, Mr. McCullough is entitled to receive severance in an amount equal to one year of his current base annual salary (less applicable taxes and withholdings), payable in bi-weekly installment payments in accordance with our regular payroll schedule in exchange for a standard release of employment claims. We will also pay COBRA premiums for coverage of Mr. McCullough and his eligible dependents for one year if Mr. McCullough timely and properly elects continuation coverage. We have also agreed to accelerate the vesting of 3,297 options previously granted to Mr. McCullough. Those options, and all other options held by Mr. McCullough, will be exercisable as set forth in the applicable option agreement, except that any options whose exercise price is greater than the fair market value of our common stock as of March 23, 2015 will be exercisable through March 17, 2017. Furthermore, we have agreed that the restrictions on 34,000 shares of restricted stock previously granted to Mr. McCullough lapse effective March 17, 2015. The Separation Agreement also contains such confidentiality provisions and other terms and conditions as are usual and customary for agreements of this type. All of Mr. McCullough’s obligations under his employment agreement regarding confidentiality and proprietary information will continue.

Pursuant to the Consulting Agreement, for the two-year period following the date of the Consulting Agreement, Mr. McCullough will provide consulting services as may be reasonably requested by us upon reasonable notice to him. The parties intend that (i) during the first three months of the consulting period the number of consulting hours will not exceed 32 hours in any one-month period and (ii) during the final 21 months of the consulting period the number of consulting hours will not exceed 20 hours in any one-month period. Mr. McCullough will be paid a total consulting fee of $100,000 for all services provided during the consulting period, payable in two equal installments of $50,000, the first payable within 10 days of the effective date of the Consulting Agreement, and the second payable between March 1 and March 15, 2016, subject to his compliance with the terms of the Consulting Agreement and all other written agreements, or surviving provisions thereof, between him and our company. For a period of two years following the date of the Consulting Agreement, Mr. McCullough is generally prohibited from competing with us or attempting to solicit our customers or employees.

Kyle S. Macemore

In connection with Mr. Macemore’s appointment as Senior Vice President and Chief Financial Officer, we entered into an employment agreement with Mr. Macemore effective as of August 5, 2013. The employment agreement has a term of one year and renews automatically on an annual basis. Under the terms of his employment agreement, Mr. Macemore received an initial annual base salary of $250,000. In addition, Mr. Macemore received an initial stock option award to purchase 80,000 shares of stock of our company and an award of 80,000 shares of restricted stock. Each award vests over a three-year period, with 25% of the option award vesting on the grant date, 25% of the restricted stock award vesting on January 1, 2014, and 25% of each award vesting on each of the following three anniversary dates of the grant date. Mr. Macemore was also eligible for a bonus opportunity in 2013 under our company’s Corporate Incentive Plan of up to 75% of his base salary. Mr. Macemore also has the right to receive such benefits as are made available to our other similarly-situated executive employees, including, but not limited to, life, medical, and disability insurance, as well as retirement benefits.

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If Mr. Macemore’s employment is terminated by us by notice of non-renewal or without cause (as defined in his employment agreement), Mr. Macemore will continue to receive his base salary at the time of termination for a period of one year from such termination, so long as he complies with certain covenants in his employment agreement.

If our company experiences a change of control (as defined in his employment agreement), Mr. Macemore may voluntarily terminate his employment for good reason (as defined in his employment agreement) within six months after such change of control and be entitled to receive in a lump sum any compensation due but not yet paid through the date of termination and an amount equal to his base salary at the time of termination for a period of one year from such termination. During his employment with us and for a period of one year following termination of his employment, Mr. Macemore is prohibited from competing with us or attempting to solicit our customers or employees.

Steven M. Larkin

In connection with Mr. Larkin’s appointment as Chief Operating Officer, we entered into an employment agreement with Mr. Larkin effective as of May 6, 2013. The employment agreement has a term of one year and renews automatically on an annual basis. Under the terms of his employment agreement, Mr. Larkin received an initial annual base salary of $300,000. In addition, Mr. Larkin received an initial stock option award to purchase 100,000 shares of stock of our company and an initial award of 100,000 shares of restricted stock. Each award vests in four equal installments of one-fourth on each of the grant date and the first, second, and third anniversary of the grant date. Mr. Larkin was also eligible for a bonus opportunity in 2013 under our company’s Corporate Incentive Plan of up to 75% of his base salary and received a relocation allowance of up to $35,000, reimbursement of commuting expenses for lodging and travel during the first three months of his employment, and such benefits as are made available to our other employees, including, but not limited to, life, medical, and disability insurance, as well as retirement benefits.

If Mr. Larkin’s employment is terminated by us by notice of non-renewal or without just cause (as defined in his employment agreement), Mr. Larkin will continue to receive his base salary at the time of termination for a period of one year from such termination, so long as he complies with certain covenants in his employment agreement.

If our company experiences a change of control (as defined in his employment agreement), Mr. Larkin may voluntarily terminate his employment for good reason (as defined in his employment agreement) within six months after such change of control and be entitled to receive in a lump sum any compensation due but not yet paid through the date of termination and an amount equal to his base salary at the time of termination for a period of one year from such termination. During his employment with us and for a period of one year following termination of his employment, Mr. Larkin is prohibited from competing with us or attempting to solicit our customers or employees.

Incentive Plans

STI Plan

On April 17, 2014, the Compensation Committee approved the terms of the STI Plan and the LTI Program, each of which became effective for fiscal 2014 and superseded and replaced all prior annual bonus and long-term incentive plans or programs, including the Corporate Incentive Plan.

The STI Plan provides a short-term incentive opportunity payable as a cash award to our eligible employees. Executive officers are eligible for awards under the STI Plan based on threshold, target, and maximum performance levels set by the Compensation Committee, and the actual award amounts, if any, will therefore vary depending on our company’s achievement of certain performance goals. Awards are determined based on the achievement of different target levels of EBITDA, revenues and personal objectives as set forth by the Compensation Committee. The Compensation Committee assigns the following weight to each factor for our executive officers: Chief Executive Officer and Chief Financial Officer performance achievement is based 70% on EBITDA, 20% on revenues, and 10% on personal objectives; Chief Operating Officer performance achievement is based 50% on EBITDA, 40% on revenues, and 10% on personal objectives; and President level and below performance achievement is weighted according to recommendations from management. The target award opportunity under the STI Plan for our executive officers is calculated based on a percentage of each executive officer’s total base salary, with the Chief Executive Officer’s target bonus equal to 50% of his base salary, the Chief Financial Officer’s and the Chief Operating Officer’s target bonus equal to 45% of his base salary, and the target bonus of officers at the President level and below equal to 40% of such officer’s base salary.

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There will be no payout under the STI Plan for any performance cycle unless EBITDA is at least equal to a threshold level established by the Compensation Committee for this purpose. Any of our performance levels on the performance measures or the threshold EBITDA target can be adjusted for one-time events, including accounting charges not forecasted, as approved by the Compensation Committee. Under the STI Plan, each performance measure operates independently of the other measure. That is, an award may be paid when the threshold performance level is achieved for a single measure, without regard to results for any other measure. Actual award payouts for our executive officers can vary from 80% of target awards to 150% of target awards for achieving the maximum performance level. For performance below the threshold performance level of 80%, the payout percentage is 0%. The final determination of achievement with respect to the applicable targets and whether to pay in excess of, or below, the performance level achieved, is made by the Committee in its sole discretion. Because the threshold level of EBITDA was not achieved, no awards were earned by executive officers under the STI Plan for 2014 performance.

LTI Program

The LTI Program provides a long-term incentive opportunity through annual equity grants with three-year vesting periods to our executive officers. The target equity compensation under the LTI Program for our executive officers is calculated based on a percentage of each executive officer’s total base salary, with the Chief Executive Officer’s target grant equal to 80% of his base salary and the Chief Financial Officer’s, Chief Operating Officer’s and Presidents’ target grants equal to 60% of their base salary. The grants are 70% in the form of stock options with performance- and time-based elements and 30% in the form of time-based restricted stock grants.

Stock options and restricted stock granted under the LTI Program vest in three equal annual installments, beginning on the one-year anniversary of the grant date. In addition, the vesting of the stock options is subject to the achievement of a budgeted level of EBITDA for the year in which they are granted. For eligible employees below the President level, equity grants are only in the form of stock options that vest in three equal annual installments, beginning on the one-year anniversary of the grant date.

No stock option awards were earned under the LTI Program for 2014 performance because the threshold level of EBITDA was not achieved. In addition, the Board determined not to grant restricted stock to executive officers under the LTI Program for 2014 performance in light of our company’s 2014 financial performance.

Outstanding Equity Awards at 2014 Fiscal Year-End

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(3)
Randall N. McCullough	11/5/2009	189,252	—	$0.58	11/5/2019
	11/5/2010	100,000	—	2.13	11/5/2020
	3/7/2011	10,567	—	3.46	3/7/2021
	5/2/2011					34,000(2)	$62,560
	11/5/2011	100,000	—	2.68	11/5/2021
	3/5/2012	8,412	2,804	4.48	3/5/2022
	4/16/2013	3,297	3,297	3.81	4/16/2023

Steve M. Larkin	5/6/2013	50,000	50,000	4.04	5/6/2023	50,000(4)	92,000

Kyle S. Macemore	8/5/2013	40,000	40,000	6.04	8/5/2023	40,000(5)	73,600
	8/25/2014	25,000	75,000	2.21	8/25/2024

(1)	Option awards vest in four equal installments of one-fourth on each of the grant date and the first, second and third anniversary of the grant date, subject to the officer’s continued service to our company as of such dates.

(2)	The restrictions on the stock award lapse in five equal installments of one-fifth on each of the grant date and the first, second, third, and fourth anniversary of the grant date, subject to the officer’s continued service to our company as of such dates.

(3)	The market value of shares that have not vested is based on a price of $1.84 per share (the closing price of our common stock as reported by NASDAQ on December 31, 2014).

(4)	The restrictions on the stock award lapse in four equal installments of one-fourth on each of the grant date and the first, second and third anniversary of the grant date, subject to the officer’s continued service to our company as of such dates.

(5)	The restrictions on the stock award lapse in four equal installments of one-fourth on each of January 1, 2014 and the first, second and third anniversary of the grant date, subject to the officer’s continued service to our company as of such dates.

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Termination and Change of Control Arrangements

As discussed above in “Agreements Involving Named Executive Officers,” we have entered into agreements with our named executive officers that provide for payments and benefits under specified circumstances to such named executive officers upon termination of employment and/or if we experience a change of control. In addition, the 2008 Plan provides for adjustments to or accelerated vesting of equity awards under specified circumstances, as described below.

The 2008 Plan provides that, in the event of a change of control of our company (as defined in the 2008 Plan), the Compensation Committee (taking into account any Internal Revenue Code Section 409A considerations) has sole discretion to determine the effect, if any, on an award, including, but not limited to, the vesting, earning, and/or exercisability of an award. The Compensation Committee’s discretion includes, but is not limited to, the determination that an award will vest, be earned, or become exercisable in whole or in part (and discretion to determine that exercise of an award must occur, if at all, within time period(s) specified by the Compensation Committee, after which time period(s) the award will, unless the Compensation Committee determines otherwise, terminate), will be assumed or substituted for another award, will be cancelled without the payment of consideration, will be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) will be taken with respect to the award. The Compensation Committee also has discretion to determine that acceleration or any other effect of a change of control on an award will be subject to both the occurrence of a change of control event and termination of employment or service of the participant. Any such determination of the Compensation Committee may be, but is not required to be, stated in an individual award agreement.

Cash Compensation and Value of Vesting Equity Table

The following table shows the actual cash compensation and value of vesting equity received for the years ended December 31, 2014 and 2013 by our named executive officers. We believe that this table is important in order to distinguish between the actual cash and vested value received by each named executive officer as opposed to the grant date fair value of equity awards as shown in the Summary Compensation Table.

Name and Principal Position	Year	Realized Salary ($)	Realized Stock Awards ($)(1)	Realized Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Randall N. McCullough	2014	$335,000	$68,340	$1,215	$—	$17,745(10)	$422,300
Former President and Chief Executive Officer (4)	2013	335,000	136,680	149,988	—	7,088	628,756
Kyle S. Macemore	2014	250,000	135,200	—	—	14,631(11)	399,831
Senior Vice President and Chief Financial Officer (5)	2013	96,154	—	—	—	812	96,966
Steven M. Larkin	2014	300,000	50,750	—	—	18,031(12)	368,781
Chief Operating Officer(6)	2013	204,385(7)	150,497(8)	—	—	37,143(9)	392,025

(1)	Reflects the value of restricted stock awards and option awards, respectively, that vested in fiscal 2014 (regardless of when granted). The value of realized stock awards reflects the price of our common stock on each vesting date, and the value of realized option awards reflects the difference between the exercise price of the option awards and the price of our common stock on each vesting date. The realized stock and option award amounts exclude any potential value that may be realized from vesting or any change in our company’s stock price after each vesting date (including any future value of “underwater” option awards that may become “in-the-money” after each vesting date).

(2)	Reflects short-term incentive awards earned under the STI Plan as set forth in the Summary Compensation Table.

(3)	Reflects all other compensation as set forth in the Summary Compensation Table.

(4)	On March 17, 2015, Mr. McCullough resigned as our President and Chief Executive Officer and as a director.

(5)	Mr. Macemore was appointed as our Senior Vice President, Chief Financial Officer, and Treasurer effective as of August 5, 2013.

(6)	Mr. Larkin resigned from our Board and was appointed as our Chief Operating Officer effective as of May 6, 2013.

(7)	Includes $190,385 received as salary for service as our Chief Operating Officer and $14,000 cash compensation for Board retainer and meeting fees received in 2013 prior to resigning from the Board.

(8)	Includes $49,497 of awards associated with Mr. Larkin’s service on the Board of Directors, and $101,000 awarded in connection with Mr. Larkin’s appointment as our Chief Operating Officer.

(9)	Includes $35,000 of relocation expense reimbursements, $1,735 of 401(k) employer matching contributions, and $408 of long-term disability insurance premiums.

(10)	Includes $7,800 of 401(k) employer matching contributions and $9,945 of long-term disability insurance and life insurance premiums.

(11)	Includes $7,516 of 401(k) employer matching contributions and $7,116 of long-term disability insurance and life insurance premiums.

(12)	Includes $7,800 of 401(k) employer matching contributions and $10,231 of long-term disability insurance and life insurance premiums.

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2014 DIRECTOR COMPENSATION

The following table and narrative discussion summarize the compensation paid to our non-employee directors during the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Neal I. Goldman	$12,249	$50,000	$—	62,249
David B. Barr(2)	29,720	50,000	—	79,720
H. Marvin Beasley	30,720	50,000	—	80,720
Anne M. Butler	24,131	50,000	1,500(3)	75,631
George R. Cattermole	25,468	55,000	—	80,468
Charles D. Lein, Ed.D(4)	10,000	—	—	10,000
Ollin B. Sykes	35,389	50,000	—	85,389

(1)	The amounts shown in this column reflect the aggregate grant date fair values computed in accordance with FASB ASC Topic 718 of the restricted stock awards granted to each of our directors. The assumptions made in determining these values are set forth in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on March 13, 2015. As of December 31, 2014, the aggregate number of unvested shares of restricted stock outstanding for each director was as follows: Mr. Goldman, 22,624 shares; Mr. Barr, 22,624 shares; Mr. Beasley, 22,624 shares; Ms. Butler, 22,624 shares; Mr. Cattermole, 24,886 shares; and Mr. Sykes, 22,624 shares.

(2)	Mr. Barr resigned as a member of the Board on March 31, 2015.

(3)	Represents consulting fees paid to Ms. Butler.

(4)	Dr. Lein served as a director until the date of our 2014 Annual Meeting of Shareholders.

Director Compensation Policy

From January 1, 2014 until May 20, 2014, our director compensation policy provided that each designated non-management member of the Board would receive (i) an annual retainer of $18,000, except for the Chairman of the Board, who would receive an annual retainer of $25,000, to be pro-rated as applicable; (ii) upon appointment to the Board to fill a vacancy, a restricted stock award with a grant date value determined by the Board as appropriate considering the time remaining before re-election; (iii) a restricted stock award upon annual re-election as a director with a grant date value of $50,000, except for the Chairman of the Board, who would receive a restricted stock award with a grant date value of $55,000; and (iv) a per meeting fee ranging from $200 to $1,000, depending on whether the meeting is in person or telephonic, the duration of the meeting, and whether substantive preparation is required for the meeting, except that the Chairperson of the Audit Committee may receive $2,000 for certain Audit Committee meetings. Restrictions on restricted stock awards lapse on the date of the next annual meeting of shareholders following the grant date if the director is still serving on the Board on that date. Board and committee fees were capped at $2,750 per day for each director who served on multiple committees.

Effective May 21, 2014, and for the remainder of fiscal 2014, our director compensation policy provided that each designated non-management member of the Board would receive (i) an annual retainer of $30,000 to be paid in four quarterly installments in arrears, to be pro-rated as applicable; (ii) upon appointment to the Board to fill a vacancy, a restricted stock award with a grant date value determined by the Board as appropriate considering the time remaining before re-election; and (iii) a restricted stock award upon annual re-election as a director with a grant date value of $50,000, except for the Chairman of the Board, who would receive a restricted stock award with a grant date value of $55,000. Additionally, certain specific members of the Board would receive additional annual retainers, paid in four quarterly installments in arrears, pro-rated as applicable, in the following amounts: (i) the Chairman of the Board would receive $20,000, (ii) the Chairperson of the Audit Committee would receive $15,000, (iii) the Chairperson of the Compensation Committee and Nominating and Governance Committee would receive $7,500, and (iv) Board committee members (excluding the chairperson) would receive $5,000. Directors would not receive a fee for each Board or committee meeting, whether or not such meeting is in person or telephonic. Members of the Board may only receive retainers for serving as a member (including chairperson) of two board committees.

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On November 4, 2014, the Board of Directors approved the creation of the position of transitionary chairperson to serve with the then current Chairman of the Board until January 1, 2015. The Board also approved the creation of the position of Executive Chairman to replace the role of Chairman of the Board, effective January 1, 2015. Mr. Goldman was appointed as the transitionary chairperson and served until January 1, 2015, at which time he was appointed as the Executive Chairman. In consideration for serving as the transitionary chairperson, Mr. Goldman received compensation at an annual rate of $100,000, pro-rated as applicable for the dates of his actual service from November 1, 2014 to December 31, 2014. In addition, Mr. Goldman received a one-time stock option grant of 50,000 shares that will vest on January 1, 2016, assuming continued service until that date.

On February 5, 2015, our Board adopted a revised director compensation policy, effective as of January 1, 2015, which provides that each designated non-management member of the Board will receive (i) an annual retainer of $30,000 to be paid in four quarterly installments in arrears, to be pro-rated as applicable; (ii) upon appointment to the Board to fill a vacancy, a stock option grant with a grant date value determined by the Board as appropriate considering the time remaining before re-election; and (iii) a stock option grant upon annual re-election as a director with a grant date value of $50,000, except for the Executive Chairperson, who will receive a restricted stock award with a grant date value of $55,000. Additionally, certain specific members of the Board will receive additional annual retainers, paid in four quarterly installments in arrears, pro-rated as applicable, in the following amounts: (i) the Executive Chairperson will receive $100,000, (ii) the Chairperson of the Audit Committee will receive $15,000, (iii) the Chairperson of the Compensation Committee and Nominating and Governance Committee will receive $7,500, and (iv) Board committee members (excluding the committee chairperson and Executive Chairperson of the Board) will receive $5,000. Directors will not receive a fee for each Board or committee meeting, whether or not such meeting is in person or telephonic. Members of the Board may only receive retainers for serving as a member (including chairperson) of two board committees.

Consulting Arrangements with Anne M. Butler

On September 28, 2012, we entered into a Consultant Agreement (the “Consultant Agreement”) with Ms. Butler, under which Ms. Butler provided to us consulting services to develop and oversee the process and growth of our Lulu Avenue® home party business. Under the Consultant Agreement, Ms. Butler received $1,500 per day for providing such services two days per week for a maximum of eight days per month unless either party notified the other of the need to increase or decrease such daily allotments that may be required to achieve successful results of set goals. The Consultant Agreement had a term of one year and renewed automatically on an annual basis unless either party provided written notification of such party’s intent to terminate the Consultant Agreement 30 days prior to the actual termination date. In addition, we could terminate the Consulting Arrangement at any time upon 15 days’ prior written notice. The Consulting Agreement was terminated on March 6, 2014, and Ms. Butler no longer provides consulting services to us.

Beginning in January 2013, we also provided Ms. Butler with corporate housing to use while providing services under the Consultant Agreement. The daily rental rate for such housing was $110.00 plus tax under a six-month lease. As of July 2013, we no longer provide corporate housing for Ms. Butler.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE CHARLES & COLVARD, LTD.

2008 STOCK INCENTIVE PLAN

General

We are requesting that shareholders approve a proposed amendment to the 2008 Plan. The amendment would increase the aggregate number of shares that may be issued under the 2008 Plan by 1,500,000 shares. The amendment was approved by the Board of Directors on March 31, 2015 and will become effective only upon shareholder approval. The 2008 Plan is currently the only plan under which we are authorized to award share-based compensation, including stock options and restricted stock, to attract and retain executives, employees, directors, and independent contractors. Without the ability to use equity incentives, we would only be able to use cash incentives in such circumstances

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If approved, the amendment would revise Section 5(a) of the 2008 Plan to read as shown in Appendix A. The 2008 Plan is filed as Exhibit 99 to our Registration Statement on Form S-8 (File No. 333-151255), as filed with the SEC on May 29, 2008, which is available online through the Commission’s EDGAR System and through the investor relations section of the Company’s website under the heading “Corporate Governance” at http://www.charlesandcolvard.com/.

As of April 6, 2015, there remained 637,073 shares available for future awards under the 2008 Plan. If the amendment is approved, the number of shares authorized for issuance under the plan would increase by 1,500,000 shares. Based on the awards outstanding as of April 6, 2015, if the amendment is approved, there would be 2,137,073 shares available for future awards under the 2008 Plan. The last sale price of the common stock on April 6, 2015 was $1.17 per share, as reported by NASDAQ. For additional information regarding outstanding awards under our equity compensation plans, please refer to the section below entitled “Equity Compensation Plan Information.”

We believe the 2008 Plan, as proposed to be amended, is essential to our future success and encourage shareholders to vote in favor of this approval.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE 2008 PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE PLAN BY 1,500,000 SHARES.

Summary of the 2008 Plan Features

The following is a brief summary of the 2008 Plan as proposed to be amended. This description is merely a summary of material provisions of the 2008 Plan and is qualified by the full text of the amended plan as shown in Appendix B.

Purpose and Eligibility

The purpose of the 2008 Plan is to enable us to encourage and enable selected employees, directors and certain other service providers to acquire or to increase their holdings of common stock and other equity-based interests in our company, and to promote a closer identification of their interests with those of our company and our shareholders, thereby further stimulating their efforts to enhance efficiency, soundness, profitability, growth, and shareholder value. The 2008 Plan may also serve as the source of shares for our LTI Program, if equity awards are issuable under such plan in the future. At this time, approximately 79 employees, five non-employee directors, and 5 independent contractors may be eligible to participate in the 2008 Plan, although these figures are subject to change. The material terms of awards that may be granted under the 2008 Plan are discussed below under the heading “Awards.”

Administration, Amendment, and Termination

The 2008 Plan may be administered by the Board, or upon its delegation, by the Compensation Committee of the Board. However, the Board will have sole authority to grant awards to directors who are not employees of our company or our affiliates. The Board and the Compensation Committee are referred to in this discussion collectively as the “Administrator.” Under the terms of the 2008 Plan, the Administrator has authority to take any action with respect to the 2008 Plan and make determinations deemed necessary or advisable for administering the 2008 Plan. Without limiting the foregoing, the Administrator also has discretion to accelerate the date that any award may become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other award and to modify or extend the terms for exercise, vesting or earning of an award. In certain circumstances, the Administrator may delegate to one or more officers of our company the authority to grant awards to persons who are not officers or directors for purposes of Section 16 of the Exchange Act or “covered employees” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

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The 2008 Plan may be amended, altered, suspended, or terminated at any time by the Board, subject to the following: (i) shareholder approval is required of any 2008 Plan amendment if such approval is required by applicable law, rule, or regulation; and (ii) except for anti-dilution adjustments, the option price for any outstanding option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the 2008 Plan be surrendered to our company as consideration for the grant of a new option or SAR with a lower exercise or base price than the original option or SAR, as the case may be, without shareholder approval of any such action. In addition, the Administrator may amend, alter, suspend, or terminate any award granted under the 2008 Plan, although no such action may be taken without a participant’s consent if his or her rights with respect to the award would be materially adversely affected.

The Administrator has unilateral authority to (i) make adjustments to the terms and conditions of awards upon the occurrence of certain unusual or non-recurring events affecting our company or any affiliate or the financial statements of our company or any affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Plan or necessary or appropriate to comply with applicable accounting principles and (ii) amend the 2008 Plan and any award to the extent necessary to comply with applicable laws, rules, or regulations or changes in applicable laws, rules, or regulations. The Administrator also may unilaterally cause any award to be canceled in consideration of an alternative award or cash payment of an equivalent cash value (as determined by the Administrator) made to the holder of such canceled award, provided that shareholder approval is required if such action would constitute a re-pricing. The Administrator also may impose forfeiture, recoupment, or similar restrictions upon awards or shares issued or cash paid or payable pursuant to awards.

Limitations on Awards

The maximum number of shares that may be issued pursuant to awards granted under the 2008 Plan may not exceed the sum of (i) 3,000,000 shares (and if amended 4,500,000 shares), plus (ii) any shares of common stock subject to an award granted under the 1997 Omnibus Stock Incentive Plan, as amended (the “1997 Plan”) or any other stock incentive plan maintained by us prior to the 2008 Plan (each, a “Prior Plan”), if the award is forfeited, cancelled, terminated, expires, or lapses for any reason without the issuance of shares pursuant to the award, or shares subject to an award granted under a Prior Plan which shares are forfeited to or repurchased or reacquired by us. In addition, under the 2008 Plan, in any calendar year, no participant may be granted (i) stock options and stock appreciation rights (“SARs”) that are not related to an option for more than 500,000 shares of common stock or (ii) awards for more than 500,000 shares of common stock. Furthermore, no participant may be paid more than $2,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year. The following are not included in calculating the share limitations set forth above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding awards, (ii) awards which are settled in cash, (iii) any shares subject to an award under the 2008 Plan if the award is forfeited, cancelled, terminated, expires, or lapses for any reason without issuance of the shares or any shares subject to an award which shares are forfeited to or repurchased or reacquired by us, and (iv) any shares surrendered by a participant or withheld by us to pay the option or purchase price for an award or used to satisfy any tax withholding requirement in connection with the exercise, vesting, or earning of an award if a participant pays the option or purchase price or satisfies the tax withholding obligation by either tendering previously owned shares or having us withhold shares.

Awards

The 2008 Plan authorizes the grant of awards including (i) stock options in the form of incentive stock options and nonqualified stock options; (ii) SARs; (iii) restricted awards in the form of restricted stock awards and restricted stock units; (iv) performance awards in the form of performance shares and performance units; (v) phantom stock awards; (vi) dividend equivalent awards; and (vii) any other awards which may be granted under the 2008 Plan. A summary of the material terms of each type of award is provided below.

Options. The 2008 Plan authorizes the grant of both incentive options and nonqualified options, both of which are exercisable for shares of common stock. Incentive options may only be granted to employees of our company or a related corporation, while non-qualified options may be granted to any eligible participant. The option price must be no less than the fair market value per share of the common stock on the date of grant (or 110% of the fair market value of the common stock with respect to incentive options granted to an employee who is a greater than 10% shareholder), except in the case of options which may be assumed or substituted in a merger or similar transaction. Unless an individual award agreement provides otherwise, the option price may be paid in the form of cash or cash equivalent. In addition, except where prohibited by the Administrator and/or applicable laws, rules and regulations, payment may also be made: (i) by delivery (by either actual delivery or attestation) of shares of common stock owned by the participant; (ii) by shares of common stock withheld upon exercise; (iii) by delivery of written notice of exercise to our company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to our company the proceeds to pay the option price; (iv) by such other payment methods as may be approved by the Administrator and which are acceptable under applicable laws, rules and regulations; or (v) by any combination of these methods. The term of an option and the period or periods during which, and conditions pursuant to which, an option may vest and be exercised will be determined by the Administrator, although the option term may not exceed 10 years (or five years with respect to incentive options granted to an employee who is a greater than 10% shareholder). Any option not exercised before expiration of the option period will terminate. Options generally are subject to certain restrictions on exercise if the participant terminates employment or service.

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Stock Appreciation Rights. Under the terms of the 2008 Plan, SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately to an eligible individual (a “freestanding SAR”). The consideration to be received by the holder of a SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. Upon the exercise of a SAR, the holder of a SAR is entitled to receive payment from our company in an amount determined by multiplying (i) the difference between the fair market value of a share of common stock on the date of exercise over the base price per share of such SAR by (ii) the number of shares of common stock with respect to which the SAR is being exercised. The base price may be no less than 100% of the fair market value per share of the common stock on the date the SAR is granted (except in the case of certain substituted or assumed options in a merger or similar transaction).

SARs vest and become exercisable according to the terms established by the Administrator. Upon the exercise of a related SAR, the related option is deemed to be canceled to the extent of the number of shares of common stock for which the related SAR is exercised. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply with respect to a particular SAR. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service.

Restricted Awards. Subject to the limitations of the 2008 Plan, the Administrator may grant restricted awards to such eligible individuals for such numbers of shares of common stock, upon such terms and at such times as the Administrator determines. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions which must be met in order for the restricted award to vest and/or be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards may be payable in shares of common stock. Restricted stock units may be payable in cash or whole shares of common stock, or partly in cash and partly in whole shares of common stock, in accordance with the Administrator’s discretion.

The Administrator has authority to determine the restriction period for each restricted award and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), retirement, displacement, disability, death, or any combination of conditions. Notwithstanding the foregoing, restricted awards that vest based solely on continued service or the passage of time will be subject to a minimum restriction period of one year (except in the case of (i) restricted awards assumed or substituted in connection with mergers, acquisitions, or other business transactions, (ii) restricted awards granted in connection with the retention, recruitment, or hiring of a participant, and/or (iii) restricted awards granted pursuant to any incentive compensation or bonus program established by us). In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance objectives to be used in valuing restricted awards, which will be based upon those corporate, business unit or division, and/or individual performance factors and criteria as the Administrator may deem appropriate; provided, however, that, for any awards intended to meet the requirements of Code Section 162(m), such performance factors must be limited to one or more of the specified factors described under “Performance-Based Compensation—Code Section 162(m) Requirements” below.

The Administrator will determine whether and to what degree restricted awards have vested and been earned and are payable and the forms and terms of payment of restricted awards. If a participant’s employment or service is terminated for any reason (whether by us or the participant and whether voluntary or involuntary) and all or any part of a restricted award has not vested or been earned, the award will be forfeited (unless the Administrator determines otherwise).

Performance Awards. Subject to the limitations of the 2008 Plan, the Administrator may grant performance awards to participants in such amounts, upon such terms and conditions, and at such times as the Administrator determines. Performance awards may be in the form of performance shares and/or performance units. An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a share of common stock. An award of a performance unit is a grant of a right to receive shares of common stock, a designated dollar value amount of common stock, or a combination thereof (as determined in the Administrator’s discretion) which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Administrator at the time of grant.

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The Administrator will determine the performance period for a performance award and the conditions that must be satisfied in order for a performance award to be granted or to vest or be earned (in whole or in part). In the case of a performance award based upon specified performance objectives, the Administrator will determine the performance objectives to be used in valuing performance awards, which will be based upon those corporate, business unit or division and/or individual performance factors and criteria as the Administrator may deem appropriate; however, for any awards intended to meet the requirements of Code Section 162(m), such performance factors must be limited to one or more of the specified factors described under “Performance-Based Compensation—Code Section 162(m) Requirements” below.

The Administrator will determine whether and to what degree performance awards have been earned and are payable and the terms of performance awards. If a participant’s employment or service is terminated for any reason (whether by us or the participant and whether voluntary or involuntary) and all or any part of a performance award has not been earned, the award will be forfeited (unless the Administrator determines otherwise).

Phantom Stock Awards. Subject to the limitations of the 2008 Plan, the Administrator may grant phantom stock awards to such eligible individuals in such numbers, upon such terms, and at such times as the Administrator determines. An award of phantom stock is an award of a number of hypothetical share units with respect to shares of common stock, with a value per unit based on the fair market value of a share of common stock.

The Administrator will determine whether and to what degree phantom stock awards have vested and are payable. Upon vesting of all or part of a phantom stock award and satisfaction of other terms and conditions as determined by the Administrator, the holder of a phantom stock award will be entitled to a payment of an amount equal to the fair market value of one share of common stock with respect to each phantom stock unit which is being settled. The Administrator may determine the forms and terms of payment of phantom stock awards in accordance with the 2008 Plan. If a participant’s employment or service is terminated for any reason (whether by us or the participant and whether voluntary or involuntary) and all or any part of a phantom stock award has not been vested and entitled to distribution, the award will be forfeited (unless the Administrator determines otherwise).

Dividend and Dividend Equivalents. The Administrator may provide that awards (other than options and SARs) granted under the 2008 Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account, subject to such conditions as the Administrator may establish.

Change of Control

The Administrator has discretion to determine what effect, if any a change of control (as defined in the 2008 Plan) shall have on awards. Such discretion includes, but is not limited to, the discretion to determine that an award shall vest, be earned, or become exercisable in whole or in part, shall be assumed or substituted for another award, shall be cancelled without payment of consideration, shall be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) shall be taken with respect to the award. The Administrator also has discretion to determine that acceleration or any other effect of a change of control on an award shall be subject to both the occurrence of a change of control event and termination of employment or service of the participant.

Transferability

Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified options and SARs are not transferable other than by will or the laws of intestate succession, except as permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended. Unless the Administrator determines otherwise, restricted awards, phantom stock awards and performance awards that have not vested or been earned are not transferable other than by will or the laws of intestate succession, and participants may not sell, transfer, assign, pledge, or otherwise encumber shares subject to such awards until the restriction period and/or performance period has expired and until all conditions to vesting and/or earning the award have been met.

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Certain Federal Income Tax Consequences

The following generally describes the principal federal (but not state and local) income tax consequences of awards granted under the 2008 Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to our company. The provisions of the Code and related regulations are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Options. The grant and exercise of an incentive stock option generally will not result in taxable income to the participant if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been a company employee from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the option over the option price generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may incur federal income tax liability as a result of the exercise of an incentive option under the Code’s alternative minimum tax rules.

We generally are not entitled to a deduction upon the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized exceeds the option price. This amount will be treated as capital gain or loss.

If the holding period requirements described above are not met, the participant will have ordinary income in the year of disposition to the extent of the lesser of (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. We generally are entitled to deduct as compensation the amount of ordinary income realized by the participant.

Pursuant to the Code and the terms of the 2008 Plan, in no event can there first become exercisable by a participant in any one calendar year incentive stock options granted by our company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the 2008 Plan exceeds this limitation, it will be treated as a nonqualified option.

Nonqualified Options. If a participant receives a nonqualified option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. We generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income to a participant or a tax deduction to us. Upon exercise of the SAR, the amount of cash and fair market value of shares received by the participant (determined at the time of delivery to the participant), less cash or other consideration paid (if any), is taxed to the participant as ordinary income and we generally will be entitled to receive a corresponding tax deduction.

Restricted Stock Awards. The grant of restricted stock awards will not result in taxable income to the participant or a tax deduction to our company, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be taxed to the participant as ordinary income. Alternatively, a participant may elect, pursuant to Code Section 83(b), immediate recognition of income at the time of receipt of restricted stock. If the Code Section 83(b) election is made within 30 days of the date of grant, the participant will generally recognize the difference between the fair market value of the restricted stock at the time of grant and the purchase price paid for the restricted stock (if any) as income and we will be entitled to a corresponding tax deduction. Assuming a valid Code Section 83(b) election, any change in the value of the shares after the date of grant will be taxed as a capital gain (or capital loss) when the participant disposes of the shares. Dividends paid with respect to these shares will not be deductible by us. A Code Section 83(b) election is irrevocable. If such tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction. In the case of restricted stock awards, we generally will be entitled to a corresponding tax deduction in an amount equal to the income taxable to the participant.

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Restricted Stock Units, Performance Share Awards, Performance Unit Awards, Phantom Stock Awards, and Dividend Equivalents. The federal income tax consequences of the award of restricted stock units, performance share awards, performance unit awards, phantom stock awards, or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to us. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any common stock received (determined as of the date that the award is not subject to a substantial risk of forfeiture or transferable). We generally are entitled to a deduction upon the participant’s recognition of income in an amount equal to the ordinary income recognized by the participant.

Performance-Based Compensation—Code Section 162(m) Requirements

The 2008 Plan is structured to comply with the requirements imposed by Code Section 162(m) in order to preserve, to the extent practicable, our tax deduction for awards made under the 2008 Plan to “covered employees” (as defined under Code Section 162(m)). Code Section 162(m) generally denies an employer a deduction for compensation paid to covered employees of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

In order to qualify as performance-based compensation, the compensation paid under the 2008 Plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, shareholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goal(s) under which compensation is to be paid every five years. Material terms include the individuals eligible to receive compensation (see “Purpose and Eligibility” above), the business criteria on which the performance goal is based, and either the maximum amount of compensation to be paid or the formula used to calculate the amount of compensation. In order for our company to be eligible for the performance-based exception, we will need to seek further shareholder approval of the material terms of the performance goals in the 2008 Plan.

The 2008 Plan limits the maximum amount of awards that may be granted to any participant. The 2008 Plan provides that (subject to anti-dilution adjustments) no participant may be (i) granted options and SARs that are not related to an option for more than 500,000 shares of common stock in any calendar year, (ii) granted awards for more than 500,000 shares of common stock during any calendar year, or (iii) paid more than $2,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year. See “Summary of the 2008 Plan Features—Limitations on Awards” above.

In addition, for any awards intended to meet the requirements of Code Section 162(m), the 2008 Plan limits performance objectives to one or more of the following (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) revenue goals; (x) net sales; (xi) sales volume; (xii) book value per share; (xiii) return on investment; (xiv) return on capital; (xv) improvements in capital structure; (xvi) expense management; (xvii) profitability of an identifiable business unit or product; (xviii) maintenance or improvement of profit margins; (xix) stock price or total shareholder return; (xx) market share; (xxi) revenues or sales; (xxii) costs; (xxiii) working capital; (xxiv) economic wealth created; (xxv) strategic business criteria; (xxvi) efficiency ratio(s); (xxvii) achievement of division, group, function, or corporate financial, strategic, or operational goals; (xxviii) comparisons with stock market indices or performances of metrics of peer companies; (xxvix) days of SKUs or inventory in stock; (xxx) days in accounts receivable; and (xxxi) percent of year systems are operational. Such performance factors may be adjusted or modified due to extraordinary items or similar events, as determined by the Administrator.

Code Section 409A

Code Section 409A imposes certain requirements on nonqualified deferred compensation. Certain awards provided under the 2008 Plan could be viewed as deferring income for participants and may, therefore, be subject to Code Section 409A. While it is our intent to have awards under the 2008 Plan be exempt from or comply in good faith with the requirements of Code Section 409A, including related regulations and guidance, there can be no assurance that awards made under the 2008 Plan will satisfy those requirements. In the event an award is subject to Code Section 409A but does not satisfy the requirements of Code Section 409A, the participant may be subject to immediate income tax inclusion of the deferred amounts, an additional 20% excise tax on amounts includible in income, and interest charges on such amounts from the date the amounts became vested. We generally will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant. We undertake no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

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Plan Awards

The following table sets forth with respect to each individual and group listed below (i) the number of shares of common stock issued or issuable pursuant to stock options granted under the 2008 Plan and (ii) the number of shares underlying restricted stock awards granted under the 2008 Plan, in each case since the 2008 Plan’s effectiveness on May 27, 2008 through April 6, 2015. Any future awards to eligible participants under the 2008 Plan are subject to the discretion of the Compensation Committee or Board and therefore are not determinable at this time. The table does not include grants made under any other compensation plan.

CUMULATIVE GRANTS SINCE PLAN INCEPTION IN 2008

	Number of Shares Underlying Options Granted	Number of Shares Underlying Restricted Stock Awards Granted
Randall N. McCullough Former President and Chief Executive Officer (1)	417,629	170,000
Kyle S. Macemore Senior Vice President, Chief Financial Officer, and Treasurer	180,000	80,000
Steven M. Larkin Chief Operating Officer	100,000	134,957
Neal I. Goldman	50,000	22,624
H. Marvin Beasley (2)	150,000	232,054
Anne M. Butler	—	48,881
George R. Cattermole	—	318,864
Ollin B. Sykes	—	257,104
All current executive officers as a group	430,000	447,011
All current directors who are not executive officers as a group	50,000	647,473
All associates of directors, executive officers or nominees	—	—
All other persons who received or are to receive 5% of plan awards	—	—
All employees, including all current officers who are not executive officers, as a group (3)	1,759,201	50,000

(1)	On March 17, 2015, Mr. McCullough resigned as our President and Chief Executive Officer and as a director of our company.
(2)	On March 17, 2015, Mr. Beasley was appointed as our President and Chief Executive Officer. Mr. Beasley continues to serve on the Board.
(3)	Amounts reported are the gross number of shares underlying grants; 431,414 options and zero shares of restricted stock have expired or been forfeited upon termination of service.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2014 with respect to compensation plans (including any individual compensation arrangements) under which our equity securities are authorized for issuance.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)		(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
Equity compensation plans approved by security holders	1,665,946	(2)	$2.93	1,043,183	(3)

Equity compensation plans not approved by security holders	—		$—	—

Total	1,665,946		$2.93	1,043,183

(1)	Refers to shares of our company’s common stock.

(2)	Includes shares issuable upon exercise of outstanding stock options under the following plans: 1997 Omnibus Stock Plan, 11,776 shares; 2008 Plan, 1,654,170 shares.

(3)	Includes shares remaining for future issuance under the 2008 Plan, all of which are available for issuance in the form of restricted stock or other stock-based awards.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of common stock as of March 31, 2015 by (i) each person known by us to own beneficially more than five percent of our company’s outstanding shares of common stock; (ii) each director and director nominee of our company; (iii) each named executive officer of our company; and (iv) all current directors and executive officers as a group. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to our knowledge, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite such shareholder’s name.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Percent of Class
Goldman Capital Management Inc.(3) 767 Third Ave. New York, NY 10017	1,190,163	5.8%
Neal I. Goldman(4)	1,625,950	7.9
Ollin B. Sykes(5)	951,296	4.7
Randall N. McCullough(6)	634,129	3.0
George R. Cattermole(7)	472,706	2.3
H. Marvin Beasley(8)	282,054	1.4
Kyle S. Macemore(9)	150,000	*
Steven M. Larkin(10)	219,957	1.1
Anne M. Butler(11)	350,996	1.7
Directors and Executive Officers as a Group (7 persons)(12)	4,052,959	19.8

* Indicates less than one percent

(1)	Unless otherwise indicated, the address of each person is 170 Southport Drive, Morrisville, North Carolina 27560.

(2)	Based upon 20,454,833 shares of common stock outstanding on March 31, 2015. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of March 31, 2015 through the exercise of any stock options or other rights. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Neal I. Goldman, our Executive Chairman, is the President of Goldman Capital Management Inc., and consequently he may be deemed to be the beneficial owner of shares held by Goldman Capital Management Inc. Mr. Goldman disclaims beneficial ownership of the shares held by Goldman Capital Management Inc. except to the extent of his pecuniary interest therein.

(4)	Includes (i) 22,624 shares held by Mr. Goldman pursuant to a restricted stock award as to which restrictions had not lapsed as of March 31, 2015; (ii) 250,000 shares held by Goldman Partners, LP, over which Mr. Goldman has shared voting and investment power; and (iii) 1,190,163 shares held by Goldman Capital Management Inc. as described in footnote 3 above. Mr. Goldman disclaims beneficial ownership of the shares held by each of Goldman Partners, LP and Goldman Capital Management Inc. except to the extent of his pecuniary interest therein.

(5)	Includes (i) 14,787 shares owned by Mr. Sykes’s spouse, over which Mr. Sykes has voting and investment power; (ii) 918 shares held by Sykesco Investment Partners, over which Mr. Sykes has shared voting and investment power; (iii) 22,624 shares held by Mr. Sykes pursuant to a restricted stock award as to which restrictions had not lapsed as of March 31, 2015; (iv) 558,710 shares held by the Sykes & Company Profit Sharing Plan and Trust, of which Mr. Sykes is the trustee; and (v) 324,610 shares held in a margin account.

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(6)	Includes (i) 25,000 shares of common stock held in a family limited partnership, over which Mr. McCullough has shared voting and investment power and (ii) 417,629 shares subject to options exercisable within 60 days of March 31, 2015. On March 17, 2015, Mr. McCullough resigned as our President and Chief Executive Officer and as a director.

(7)	Includes 24,886 shares held by Mr. Cattermole pursuant to a restricted stock award as to which restrictions had not lapsed as of March 31, 2015.

(8)	Includes 122,624 shares held by Mr. Beasley pursuant to restricted stock awards as to which restrictions had not lapsed as of March 31, 2015.

(9)	Includes (i) 65,000 shares of common stock subject to options exercisable within 60 days of March 31, 2015 and (ii) 40,000 shares held by Mr. Macemore pursuant to a restricted stock award as to which restrictions had not lapsed as of March 31, 2015.

(10)	Includes (i) 75,000 shares subject to options exercisable within 60 days of March 31, 2015 and (ii) 50,000 shares held by Mr. Larkin pursuant to a restricted stock award as to which restrictions had not lapsed as of March 31, 2015.

(11)	Includes 22,624 shares held by Ms. Butler pursuant to a restricted stock award as to which restrictions had not lapsed as of March 31, 2015.

(12)	For all current directors and executive officers as a group, includes a total of 140,000 shares subject to options exercisable within 60 days of March 31, 2015 and 305,382 shares held pursuant to restricted stock awards as to which restrictions had not lapsed as of March 31, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and certain officers and persons who own more than 10% of our outstanding shares of common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. As a practical matter, we assist our directors and officers by completing and filing Section 16(a) reports on their behalf based on information they provide to us. Based solely on a review of the reports that were filed and written representations that such reports accurately reflect all reportable transactions and holdings, we believe that all forms required to be filed by Section 16(a) during 2014 were filed on a timely basis.

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PROPOSAL 3

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP (“BDO”) as our company’s independent registered public accounting firm for the year ending December 31, 2015, subject to ratification by our shareholders. Although shareholder ratification of the appointment of BDO is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of BDO is not approved by a majority of the shares cast at the Annual Meeting, the Audit Committee will consider the appointment of another independent registered public accounting firm for fiscal 2015. BDO has acted as our independent registered public accounting firm since December 2010. Representatives of BDO are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

Principal Accountant Fee Information

For the fiscal years ended December 31, 2013 and 2014, fees billed for services provided by BDO are as follows:

	Amount of Fee
Type of Service	2013	2014
Audit Fees	$151,000	$151,000
Audit-Related Fees	—	—
Tax Fees	16,000	17,000
All Other Fees	—	—
Totals	$167,000	$168,000

Audit Fees. This category includes fees billed for the fiscal years shown for professional services for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes fees billed in the fiscal years shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.” There were no audit-related fees billed to us in 2013 or 2014.

Tax Fees. This category includes fees billed in the fiscal years shown for professional services for tax compliance, tax advice, and tax planning.

All Other Fees. This category includes fees billed in the fiscal years shown for products and services provided by the principal accountant that are not reported in any other category. There were no other fees billed to us in 2013 or 2014.

The Board has adopted an Audit Committee Pre-Approval Policy. Pursuant to the Pre-Approval Policy, all new projects (and fees) relating to our independent registered public accounting firm either must be authorized in advance under the general pre-approval guidelines set forth in the Pre-Approval Policy or specifically approved in advance by the full Audit Committee. General pre-approval under the policy is provided for 12 months (unless the Audit Committee specifically provides for a different period), is limited to certain projects listed in the policy, and is subject to meeting a specific budget for each project, which budget is contained in the policy. Any project that falls within the scope of the general pre-approval guidelines but exceeds the budgetary limit up to $10,000 may be approved by the Chairperson of the Audit Committee or his or her designee, while all other projects must be specifically approved by the full Audit Committee. There were no new projects authorized in 2014.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

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PROPOSAL 4

ADVISORY (NONBINDING) APPROVAL OF EXECUTIVE COMPENSATION

Our executive compensation program is designed to attract and retain the executive talent essential to the achievement of our strategic and operational goals and the achievement of increased shareholder value. We believe that our compensation policies and procedures reward executive officers for both their performance and our company’s performance, and we believe such compensation policies and procedures create interests for our executive officers that are strongly aligned with the long-term interests of our shareholders.

As required by Section 14A of the Exchange Act, we are providing our shareholders with an advisory (nonbinding) vote to approve the compensation of our executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a shareholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative disclosure.”

When you cast your vote, we urge you to consider the description of our executive compensation program contained in this proxy statement, including in the compensation tables and narrative disclosure, as well as the following factors:

•	Compensation decisions for our Chief Executive Officer and other named executive officers are made by a committee of independent directors.

•	The Compensation Committee engaged FosterThomas to assist the Compensation Committee in structuring the 2014 performance metrics for our executive officers under the STI Plan and LTI Program.

•	A substantial portion of our executive officers’ compensation is in the form of equity, which aligns our executive officers’ interests with those of our shareholders and incentivizes our executive officers to create shareholder value.

•	The Compensation Committee attempts to set challenging threshold levels of EBITDA under the STI Plan and the LTI Program, as demonstrated by the fact that no cash or equity awards were received by our executive officers under the STI Plan or the LTI Program for 2014 performance.

Because your vote is advisory, it will not be binding upon the Board, it will not overrule any decision by the Board, and it will not create or imply any additional fiduciary duties on the Board or any of its members. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADVISORY (NONBINDING) APPROVAL OF EXECUTIVE COMPENSATION.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the proxies named on the enclosed proxy card to vote said proxy in accordance with their judgment in such matters.

SHAREHOLDER PROPOSALS

Under certain conditions, shareholders may request us to include a proposal for action at a forthcoming meeting of our shareholders in the proxy materials for such meeting. All shareholder proposals intended to be presented at our 2016 Annual Meeting of Shareholders must be received by us no later than December 24, 2015 for inclusion in the proxy statement and proxy card relating to such meeting.

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In addition, if a shareholder desires to make a proposal from the floor during the meeting, even if such proposal is not to be included in our proxy statement, the Bylaws provide that the shareholder must deliver or mail timely written notice of the proposal to our Corporate Secretary. Notice will be considered timely if it is delivered or mailed to and received at our principal executive office between January 23, 2016 and February 22, 2016, which is not more than 90 calendar days and not fewer than 60 calendar days prior to the one year anniversary of the date of the Notice of Annual Meeting of Shareholders for the immediately preceding annual meeting. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days or delayed by more than 60 days from the one year anniversary of the previous year’s annual meeting of shareholders, notice by a shareholder to be timely must be received no earlier than the 90th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was first made, whichever occurs first. To be properly brought before an annual meeting, a shareholder’s notice must set forth (in addition to any information required by applicable law) (i) a description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on our company’s books, of the shareholder proposing such business and the beneficial owner, if any, on whose behalf such proposal is made; (iii) the class and number of shares of our company that are beneficially owned by the shareholder and the beneficial owner on whose behalf the proposal is made; (iv) any material interest, direct or indirect, of the shareholder and such beneficial owner in such business; and (v) a representation that the shareholder is a holder of record of shares of our company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to present the proposal. If written notice is not timely given, the shareholder proposal will be considered untimely and we may exclude the proposal from consideration at the meeting. If the proposal is permitted to be considered at the meeting, the proxies appointed pursuant to the proxy cards will have discretionary authority to vote for or against the proposal even if the proposal was not discussed in the proxy statement.

ADDITIONAL INFORMATION

Copies of our Annual Report on Form 10-K for the year ended December 31, 2014, including financial statements and schedules, are available on our website at www.charlesandcolvard.com and will be provided upon written request, without charge, to any person whose proxy is being solicited. Written requests should be made to Investor Relations, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Only one annual report or proxy statement, as applicable, may be delivered to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a shareholder at a shared address to which a single copy was delivered. Requests for additional copies should be directed to Investor Relations by e-mail addressed to ir@charlesandcolvard.com, by mail addressed to the attention of Investor Relations, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560, or by telephone at (919) 468-0399. Shareholders sharing an address and currently receiving a single copy may contact Investor Relations as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Investor Relations as described above.

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REQUESTS FOR DIRECTIONS TO OUR COMPANY’S ANNUAL MEETING

The 2015 Annual Meeting of Shareholders will be held at the Sheraton Imperial Hotel, 4700 Emperor Boulevard, Durham, North Carolina, on Wednesday, May 20, 2015 at 10:00 a.m., Eastern Daylight Savings Time. Requests for directions to the meeting location may be directed to Investor Relations, Charles & Colvard, Ltd., 170 Southport Drive, Morrisville, North Carolina 27560.

By Order of the Board of Directors,

Neal I. Goldman

Executive Chairman

April 22, 2015

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APPENDIX A

PROPOSED AMENDMENT TO

CHARLES & COLVARD, LTD. 2008 STOCK INCENTIVE PLAN

If the proposed amendment to the Charles & Colvard, Ltd. 2008 Stock Incentive Plan is approved, Section 5(a) of the plan would read in its entirety as follows (not including the footnote):

5. Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 4,500,0001 shares, plus (ii) any shares of Common Stock subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the Award or shares subject to an award granted under a Prior Plan which shares are forfeited to, or repurchased or reacquired by, the Corporation. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

1 Increased from 3,000,000.

APPENDIX B

CHARLES & COLVARD, LTD.

2008 STOCK INCENTIVE PLAN

(As amended March 31, 2015, subject to shareholder approval of amendment to Section 5(a))

1. Definitions

In addition to other terms defined herein, the following terms shall have the meanings given below:

(a) Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.

(b) Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws and as permitted under Code Section 409A if and to the extent required.

(c) Applicable Law or Applicable Laws means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act and the Code.

(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Performance Award (including a Performance Share Award or a Performance Unit Award); a Phantom Stock Award; a Dividend Equivalent Award; and/or any other award granted under the Plan.

(e) Award Agreement means an award agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

(f) Board or Board of Directors means the Board of Directors of the Corporation.

(g) Cause shall mean, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “cause” as defined under the Participant’s employment, consulting or other agreement, if any, with the Corporation or an Affiliate, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not define a cause termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) personal dishonesty, (B) gross incompetence, (C) willful misconduct, (D) breach of a fiduciary duty involving personal profit, (E) intentional failure to perform stated duties, (F) willful violation of any law, rule, regulation (other than minor traffic violations or similar offenses), written Corporation policy or final cease-and-desist order, (G) conviction of a felony or a misdemeanor involving moral turpitude, (H) unethical business practices in connection with the Corporation’s business, (I) misappropriation of the Corporation’s assets, or (J) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for purposes of the Plan and an Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

(h) Change of Control:

(i) General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change of Control shall be deemed to have occurred on the earliest of the following dates:

(A) The date any entity or person shall have become the beneficial owner of, or shall have obtained voting control over, twenty percent (20%) or more of the outstanding Common Stock of the Corporation;

(B) The date the shareholders of the Corporation approve (X) a definitive agreement to merge or consolidate the Corporation with or into another corporation or other business entity (each, a “corporation”), in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which the holders of Common Stock immediately prior to the merger or consolidation continue to own at least sixty percent (60%) of Common Stock, or if the Corporation is not the surviving corporation, the common stock (or other voting securities) of the surviving corporation immediately after the merger as immediately before; provided, however, that if consummation of such merger or consolidation is subject to the approval of federal, state or other regulatory authorities, then, unless the Administrator determines otherwise, a “Change of Control” shall not be deemed to occur until the later of the date of shareholder approval of such merger or consolidation or the date of final regulatory or other approvals of such merger or consolidation; (Y) a definitive agreement to sell or otherwise dispose of all or substantially all the assets of the Corporation; or (Z) a plan of complete liquidation or winding up of the Corporation;

(C) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation’s shareholders of each new Director was approved by the vote of two-thirds of the members of the Board (or a committee of the Board, if nominations are approved by a Board committee rather than the Board) then still in office who were in office at the beginning of the 12-month period; or

(D) The date any other event occurs or action takes place which the Board determines should constitute a Change of Control.

(For the purposes herein, the term “person” shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term “beneficial owner” shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

The Administrator shall have full and final authority, in its discretion, to determine whether a Change of Control of the Corporation has occurred, the date of the occurrence of such Change of Control and any incidental matters relating thereto.

(ii) Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(h)(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A): (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.

(i) Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

(j) Committee means the Compensation Committee of the Board which may be appointed to administer the Plan in whole or in part.

(k) Common Stock means the common stock of Charles & Colvard, Ltd., no par value.

(l) Corporation means Charles & Colvard, Ltd., a North Carolina corporation, together with any successor thereto.

(m) Covered Employee shall have the meaning given the term in Code Section 162(m).

(n) Director means a member of the Board or of the board of directors of an Affiliate.

(o) Disability shall, except as may be otherwise determined by the Administrator (taking into account any Code Section 409A considerations), have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not define disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

(p) Displacement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not define displacement), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant (as determined by the Administrator).

(q) Dividend Equivalent Award means a right granted to a Participant pursuant to Section 12 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.

(r) Effective Date means the effective date of the Plan, as provided in Section 4.

(s) Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and employee (taking into account any Code Section 409A considerations); provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Corporation or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

(t) Exchange Act means the Securities Exchange Act of 1934, as amended.

(u) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market, LLC (“NASDAQ Stock Market”), the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market (as applicable) on the date an Option is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date of grant or other valuation date as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422; and (ii) Fair Market Value shall be determined in accordance with Code Section 409A if and to the extent required.

(v) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.

(w) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

(x) Independent Contractor means an independent contractor, consultant or advisor providing services to the Corporation or an Affiliate.

(y) Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422.

(z) Option means a stock option granted under Section 7 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the Option Price set forth in an Award Agreement, and subject to such other terms and conditions as may be set forth in the Plan or Award Agreement or established by the Administrator.

(aa) Option Period means the term of an Option, as provided in Section 7(d).

(bb) Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

(cc) Parent means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(dd) Participant means an individual employed by, or providing services to, the Corporation or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

(ee) Performance Award means a Performance Share Award and/or a Performance Unit Award, as provided in Section 10.

(ff) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, for any Awards intended to meet the requirements of Code Section 162(m), such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) revenue goals; (x) net sales; (xi) sales volume; (xii) book value per share; (xiii) return on investment; (xiv) return on capital; (xv) improvements in capital structure; (xvi) expense management; (xvii) profitability of an identifiable business unit or product; (xviii) maintenance or improvement of profit margins; (xvix) stock price or total shareholder return; (xx) market share; (xxi) revenues or sales; (xxii) costs; (xxiii) working capital; (xxiv) economic wealth created; (xxv) strategic business criteria; (xxvi) efficiency ratio(s); (xxvii) achievement of division, group, function or corporate financial, strategic or operational goals; (xxviii) comparisons with stock market indices or performances of metrics of peer companies; (xxvix) days of SKUs or inventory in stock; (xxx) days in accounts receivable; and (xxxi) percent of year systems are operational. To the extent that Code Section 162(m) is applicable, the Administrator shall, within the time and in the manner prescribed by Code Section 162(m), define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in Applicable Laws, accounting principles or business conditions, in each case as determined by the Administrator. In addition, for any Awards not intended to meet the requirements of Code Section 162(m), the Administrator may establish goals based on such other performance criteria as it deems appropriate (and such additional criteria shall be considered “Performance Measures” for purposes of the Plan).

(gg) Performance Share means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(hh) Performance Unit means an Award granted under Section 10, in an amount determined by the Administrator and specified in an Award Agreement, that entitles the holder to receive Shares of Common Stock, a cash payment or a combination of Common Stock and cash (as determined by the Administrator), subject to the terms of the Plan and the terms and conditions established by the Administrator.

(ii) Phantom Stock Award means an Award granted under Section 11, entitling a Participant to a payment in cash, shares of Common Stock or a combination of cash and Common Stock (as determined by the Administrator), following the completion of the applicable vesting period and compliance with the terms of the Plan and other terms and conditions established by the Administrator. The unit value of a Phantom Stock Award shall be based on the Fair Market Value of a share of Common Stock.

(jj) Plan means the Charles & Colvard, Ltd. 2008 Stock Incentive Plan, as it may be hereafter amended and/or restated.

(kk) Prior Plan or Prior Plans means the 1997 Omnibus Stock Plan of Charles & Colvard, Ltd., the 1996 Stock Option Plan of C3, Inc., each as amended, and any other stock incentive plan maintained by the Corporation prior to the Effective Date of the Plan.

(ll) Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.

(mm) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.

(nn) Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

(oo) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, at the end of the Restriction Period if and to the extent the Award vests and ceases to be subject to a substantial risk of forfeiture, subject to compliance with the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator.

(pp) Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does define retirement), “Retirement” shall mean retirement in accordance with the retirement policies and procedures established by the Corporation, as determined by the Administrator (taking into account any Code Section 409A considerations).

(qq) SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and Award Agreement and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

(rr) Securities Act means the Securities Act of 1933, as amended.

(ss) Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

(tt) Termination Date means the date of termination of a Participant’s employment or service for any reason, as determined by the Administrator in its discretion.

2. Purpose

The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other equity-based interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of Awards to selected Employees, Directors and Independent Contractors, including the granting to selected Participants of Options in the form of Incentive Stock Options and/or Nonqualified Options; SARs in the form of Related SARs and/or Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and/or Restricted Stock Units; Performance Awards in the form of Performance Shares and/or Performance Units; Phantom Stock Awards; Dividend Equivalent Awards; and/or any other awards which may be granted under the Plan.

3. Administration of the Plan

(a) The Plan shall be administered by the Board of Directors of the Corporation or, upon its delegation, by the Committee. Unless the Board determines otherwise, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by Code Section 162(m), the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Code Section 162(m)) or as may otherwise be permitted under Code Section 162(m). In addition, if and to the extent required by applicable stock exchange rules and/or regulations, the members of the Committee shall qualify as “independent” directors, as such term is determined under such stock exchange rules and/or regulations. For the purposes of the Plan, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant Awards to Directors who are not employees of the Corporation or its Affiliates.

(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator’s authority to grant Awards and authorize payments or distributions under the Plan shall not in any way restrict the authority of the Administrator to grant compensation to eligible persons under any other compensation plan or program of the Corporation. In addition, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award (in each case, taking into account any Code Section 409A considerations). The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment or service for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of sub-plans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event that the Corporation shall assume outstanding equity-based awards or the right or obligation to grant such awards in connection with the acquisition of or combination with another corporation or business entity, the Administrator may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate. In addition to action by meeting in accordance with Applicable Laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting in a Plan administrative capacity for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s articles of incorporation and bylaws and/or under Applicable Laws.

(c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Laws and such terms and conditions as may be established by the Administrator); provided, however, that, to the extent required by Section 16 of the Exchange Act or Code Section 162(m), the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Code Section 162(m). To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Code Section 162(m) and other Applicable Laws.

4. Effective Date

The Effective Date of the Plan shall be May 27, 2008. Awards may be granted under the Plan on and after the Effective Date, but not after May 26, 2018. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 14(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5. Shares of Stock Subject to the Plan; Award Limitations

(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed the sum of (i) 4,500,000 shares, plus (ii) any shares of Common Stock subject to an award granted under a Prior Plan, which award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares pursuant to the Award or shares subject to an award granted under a Prior Plan which shares are forfeited to, or repurchased or reacquired by, the Corporation. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

(i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Options shall not exceed 3,000,000 shares;

(ii) In any calendar year, no Participant may be granted Options and SARs that are not related to an Option for more than 500,000 shares of Common Stock;

(iii) No Participant may be granted Awards in any calendar year for more than 500,000 shares of Common Stock; and

(iv) No Participant may be paid more than $2,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year.

(For purposes of Section 5(b)(ii) and (iii), an Option and Related SAR shall be treated as a single Award.)

(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason without the issuance of shares or any shares subject to an Award which shares are forfeited to, or repurchased or reacquired by, the Corporation; and (iv) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.

(d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6. Eligibility

An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Code Section 424(d).

(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent deemed applicable, the federal securities laws registration provisions, Code Section 409A and Code Section 424(a)).

(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

7. Options

(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Code Section 422, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.

(b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided that the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value of the stock on the date of grant if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and Code Section 424(a).

(c) Date of Grant: An Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on such other date as may be established by the Administrator in accordance with Applicable Laws.

(d) Option Period and Limitations on the Right to Exercise Options:

(i) The Option Period shall be determined by the Administrator at the time the Option is granted, shall be stated in the Award Agreement, and shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may vest and become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, except where prohibited by the Administrator and/or Applicable Laws (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant;

(B) By shares of Common Stock withheld upon exercise;

(C) By delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;

(D) By such other payment methods as may be approved by the Administrator and which are acceptable under Applicable Laws; or

(E) By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise in accordance with the provisions of the Plan.

(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee of or in service to the Corporation, and has been an Employee of or in service to the Corporation continuously since the date the Option was granted, subject to the following:

(A) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled under the Plan and, if applicable, the Participant’s Termination Date.

(B) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent vested and exercisable on the Participant’s Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise vested and exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(C) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of the Participant is terminated for any reason other than Disability, death or for Cause, his Option may be exercised to the extent vested and exercisable on his Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise vested and exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment or service and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant’s date of termination of employment as the Termination Date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

(D) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of the Participant is terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

(E) Notwithstanding the above provisions of Section 7(d)(iii), unless the Administrator determines otherwise, if a Participant terminates employment for any reason other than death or for Cause but enters into a written agreement to provide services to the Corporation or an Affiliate as an Independent Contractor, he shall continue to be treated as an employee of or in service to the Corporation and his Termination Date shall not be treated as occurring until the later of the date he is no longer an Employee of the Corporation or an Affiliate or the date he is no longer in service to the Corporation or an Affiliate as an Independent Contractor (as determined by the Administrator in its discretion).

(F) Notwithstanding the above provisions of Section 7(d)(iii), the Administrator may, in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise vested and exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.

(iv) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent vested and exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, unless the Administrator determines otherwise, (i) if the Participant becomes an Employee of the Corporation or an Affiliate, he shall be subject to the provisions of Section 7(d)(iii) of the Plan; and (ii) if a Director terminates service on the Board but enters into a written agreement to provide services to the Corporation as an Independent Contractor, he shall continue to be treated as in service to the Corporation and his Termination Date shall not be treated as occurring until the later of the date he no longer is in service to the Corporation as a Director or the date he is no longer in service to the Corporation as an Independent Contractor (as determined by the Administrator in its discretion). Further, notwithstanding the foregoing, the Administrator may in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(v) Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent vested and exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (taking into account any Code Section 409A considerations), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Option is first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

(g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. An Option shall be exercisable during the Participant’s lifetime only by him, by his guardian or legal representative or by a transferee in a transfer permitted by this Section 7(g). The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

8. Stock Appreciation Rights

(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The base price per share of an SAR shall be no less than 100% of the Fair Market Value per share of the Common Stock on the date the SAR is granted. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed SARs of an acquired entity with a base price per share not equal to at least 100% of the Fair Market Value of the stock on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Code Section 409A and/or Code Section 424(a).

(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value of the shares subject to the Related Option exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.

(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.

(d) Exercise of SARs:

(i) Subject to the terms of the Plan, SARs shall become vested and exercisable in whole or in part upon such terms and conditions as may be established by the Administrator. The period during which an SAR may be exercisable shall be determined by the Administrator and shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

(ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.

(iii) Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii), (iv) and (v).

(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its discretion may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.

(f) Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

9. Restricted Awards

(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its discretion grant Restricted Awards to such individuals for such numbers of shares of Common Stock, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and/or be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death, or any combination of such conditions. Notwithstanding the foregoing, Restricted Awards that vest based solely on continued service or the passage of time shall be subject to a minimum Restriction Period of one year (except in the case of (i) Restricted Awards assumed or substituted in connection with mergers, acquisitions or other business transactions, (ii) Restricted Awards granted in connection with the retention, recruitment or hiring of a Participant, and/or (iii) Restricted Awards granted pursuant to any incentive compensation or bonus program established by the Corporation). In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ff) and, to the extent applicable, Section 18(d)).

(b) Vesting of Restricted Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (taking into account any Code Section 409A considerations) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.

(c) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason (whether by the Corporation or the Participant and whether voluntary or involuntary) and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Dividend and Voting Rights; Share Certificates: Unless the Administrator determines otherwise, (i) a Participant shall have voting rights and (except as provided in Section 9(d)(iii) herein) other rights as a shareholder with respect to shares subject to a Restricted Stock Award that has not yet vested; (ii) a Participant shall not have any voting rights or (except as provided in Section 9(d)(iii) herein) other rights as a shareholder with respect to shares subject to a Restricted Stock Unit that has not yet vested and been earned; and (iii) notwithstanding Section 9(d)(i) and Section 9(d)(ii) herein, the Administrator may determine that any dividends (whether cash or stock) subject to a Restricted Award shall be subject to the same vesting or other restrictions that apply to the shares subject to the Restricted Award. Unless the Administrator determines otherwise, a certificate or certificates for shares of Common Stock subject to a Restricted Stock Award (or, in the case of uncertificated shares, other written evidence of ownership in accordance with Applicable Laws) shall be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates (or other written instruments) evidencing the shares subject to a Restricted Stock Award and to require the Participant to deliver to the Corporation a stock power (or similar instrument), endorsed in blank, with respect to such Award, until such time as the Restricted Stock Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

10. Performance Awards

(a) Grant of Performance Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Performance Awards to such eligible individuals upon such terms and conditions and at such times as the Administrator shall determine. Performance Awards may be in the form of Performance Shares and/or Performance Units. An Award of a Performance Share is a grant of a right to receive shares of Common Stock, the cash value thereof, or a combination thereof (as determined in the Administrator’s discretion), which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the Fair Market Value of a share of Common Stock. An Award of a Performance Unit is a grant of a right to receive shares of Common Stock, a designated dollar value amount of Common Stock or a combination thereof (as determined in the Administrator’s discretion) which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value determined in a dollar amount established by the Administrator at the time of grant. Subject to Section 5(b), the Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares granted to any Participant. The Administrator shall determine the nature, length and starting date of the period during which a Performance Award may be earned (the “Performance Period”), and shall determine the conditions which must be met in order for a Performance Award to be granted or to vest or be earned (in whole or in part), which conditions may include but are not limited to specified performance objectives, continued service or employment for a certain period of time, or a combination of such conditions. The Administrator shall determine the Performance Measures to be used in valuing Performance Awards (subject to Section 1(ff) and, to the extent applicable, Section 18(d)).

(b) Earning of Performance Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Performance Awards have been earned and are payable and to interpret the terms and conditions of Performance Awards and the provisions of Section 10. The Administrator, in its sole and absolute discretion, may (taking into account any Code Section 409A considerations) accelerate the date that any Performance Award granted to a Participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other Awards granted to any Participant.

(c) Form of Payment: Payment of the amount to which a Participant shall be entitled upon earning a Performance Award shall be made in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, as determined by the Administrator in its discretion. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(d) Forfeiture of Performance Awards: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall terminate for any reason (whether by the Corporation or by the Participant and whether voluntary or involuntary) and the Participant has not earned all or part of a Performance Award pursuant to the terms of the Plan and individual Award, such Award, to the extent not then earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(e) Nontransferability: Unless the Administrator determines otherwise, Performance Awards that have not been earned shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Performance Award shall not sell, transfer, assign, pledge or otherwise encumber any shares subject to the Award until the Performance Period has expired and until the conditions to earning the Award have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

11. Phantom Stock Awards

(a) Grant of Phantom Stock Awards: Subject to the terms of the Plan, the Administrator may in its discretion grant Phantom Stock Awards to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. A Phantom Stock Award is an Award to a Participant of a number of hypothetical share units with respect to shares of Common Stock, with a value per unit based on the Fair Market Value of a share of Common Stock.

(b) Vesting of Phantom Stock Awards: Subject to the terms of the Plan (and taking into account any Code Section 409A considerations), the Administrator shall have sole authority to determine whether and to what degree Phantom Stock Awards have vested and are payable and to interpret the terms and conditions of Phantom Stock Awards.

(c) Forfeiture of Phantom Stock Awards: Unless the Administrator determines otherwise (taking into account any Code Section 409A considerations), if the employment or service of a Participant shall be terminated for any reason (whether by the Corporation or the Participant and whether voluntary or involuntary) and all or any part of a Phantom Stock Award has not vested and become payable pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

(d) Payment of Phantom Stock Awards: Upon vesting of all or a part of a Phantom Stock Award and satisfaction of such other terms and conditions as may be established by the Administrator, the Participant shall be entitled to a payment of an amount equal to the Fair Market Value of one share of Common Stock with respect to each such Phantom Stock unit which has vested and is payable. Payment may be made, in the discretion of the Administrator, in cash or in shares of Common Stock valued at their Fair Market Value on the applicable vesting date or dates (or other date or dates determined by the Administrator), or in a combination thereof. The Administrator may, however, establish a limitation on the amount payable in respect of each share of Phantom Stock. Payment may be made in a lump sum or upon such terms as may be established by the Administrator (taking into account any Code Section 409A considerations).

(e) Nontransferability: Unless the Administrator determines otherwise, (i) Phantom Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, (ii) Phantom Stock Awards may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative, and (iii) shares of Common Stock (if any) subject to a Phantom Stock Award may not be sold, transferred, assigned, pledged or otherwise encumbered until the Phantom Stock Award has vested and all other conditions established by the Administrator have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

12. Dividends and Dividend Equivalents

The Administrator may in its discretion provide that Awards (other than Options and SARs) granted under the Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award and related dividends or dividend equivalent rights to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A.

13. No Right or Obligation of Continued Employment or Service

Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the employment or service of the Corporation or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service.

14. Amendment and Termination of the Plan and Awards

(a) Amendment and Termination of Plan: The Plan may be amended, altered, suspended and/or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Laws; and (ii) except for adjustments made pursuant to Section 5(d), the Option Price for any outstanding Option or base price of any outstanding SAR may not be decreased after the date of grant, nor may any outstanding Option or SAR be surrendered to the Corporation as consideration for the grant of a new Option or SAR with a lower Option Price or base price than the original Option or SAR, as the case may be, without shareholder approval of any such action.

(b) Amendment and Termination of Awards: The Administrator may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration, suspension or termination of an Award shall not (except as otherwise provided in Section 14(c) and/or Section 14(d) herein), without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

(c) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 14(a) and/or Section 14(b) herein, the following provisions shall apply:

(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without shareholder approval, unless such shareholder approval is required by Applicable Laws) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but not limited to Code Section 409A, Code Section 422 and federal securities laws).

(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

(d) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator has the unilateral authority to cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award; provided, however, that the grant of an alternative award or cash payment pursuant to this Section 14(d) shall not be permitted without shareholder approval if such action would constitute a re-pricing under Section 14(a)(ii) herein.

15. Restrictions on Awards and Shares

The Corporation may impose such restrictions on Awards, shares of Common Stock and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan or Award Agreement provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all Applicable Laws (including but not limited to the requirements of the Securities Act). The Corporation will be under no obligation to register shares of Common Stock or other securities with the Securities and Exchange Commission or to effect compliance with the exemption, registration, qualification or listing requirements of any state or foreign securities laws, stock exchange or similar organization, and the Corporation will have no liability for any inability or failure to do so. The Corporation may cause a restrictive legend or legends to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel. Further, the Administrator may suspend the right to exercise an Option or SAR or delay the right to receive shares of Common Stock (or other benefits) upon settlement of an Award at any time when the Administrator determines that allowing issuance of Common Stock (or distribution of other benefits) would violate any federal or state securities laws, and the Administrator may provide in its discretion that any time periods to exercise the Option or SAR or receive (or dispose of) shares of Common Stock (or other benefits) subject to an Award are tolled during a period of suspension.

16. Change of Control

The Administrator shall (taking into account any Code Section 409A considerations) have sole discretion to determine at any time the effect, if any, on an Award, including but not limited to the vesting, earning and/or exercisability of an Award, in the event of a Change of Control. Without limiting the effect of the foregoing, in the event of a Change of Control, the Administrator’s discretion shall include, but shall not be limited to, the discretion to determine that an Award shall vest, be earned or become exercisable in whole or in part (and discretion to determine that exercise of an Award must occur, if at all, within time period(s) specified by the Administrator, after which time period(s) the Award shall, unless the Administrator determines otherwise, terminate), shall be assumed or substituted for another award, shall be cancelled without the payment of consideration, shall be cancelled in exchange for a cash payment or other consideration, and/or that other actions (or no action) shall be taken with respect to the Award. The Administrator also has discretion to determine that acceleration or any other effect of a Change of Control on an Award shall be subject to both the occurrence of a Change of Control event and termination of employment or service of the Participant. Any such determination of the Administrator may be, but shall not be required to be, stated in an individual Award Agreement.

17. Compliance with Code Section 409A

(a) General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Code Section 409A is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall, to the extent practicable, comply with (or be exempt from) Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefits distributable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with (or exempt from) Code Section 409A. Without in any way limiting the effect of the foregoing, (i) in the event that exemption from or compliance with Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable; and (ii) terms used in the Plan or an Award Agreement shall be construed in accordance with Code Section 409A if and to the extent required. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

(b) Specific Terms Applicable to Awards Subject to Code Section 409A: Without limiting the effect of Section 17(a), above, and notwithstanding any other provision in the Plan to the contrary, the following provisions shall, to the extent required under Code Section 409A, apply with respect to Awards deemed to involve the deferral of compensation under Code Section 409A:

(i) Distributions: Distributions may be made with respect to Awards subject to Code Section 409A not earlier than upon the occurrence of one or more of the following events: (A) separation from service; (B) disability; (C) death; (D) a specified time or pursuant to a fixed schedule; (E) a change in the ownership or effective control of the Corporation, or in the ownership of a substantial portion of the assets of the Corporation; or (F) the occurrence of an unforeseeable emergency. Each of the preceding distribution events shall be defined and interpreted in accordance with Code Section 409A.

(ii) Specified Employees: With respect to Participants who are “specified employees” (as defined in Code Section 409A), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A. The aggregate amount of payments the Participant would have received but for the application of this section shall be paid during the seventh month following separation from service; all remaining payments shall be made in their ordinary course or as may be otherwise permitted under Code Section 409A.

(iii) No Acceleration: Acceleration of the time or schedule of any payment under the Plan that is subject to Code Section 409A (or that would become subject to Code Section 409A as a result of such acceleration) is prohibited, except that, to the extent permitted by the Administrator, acceleration of the time and/or form of a payment (including but not limited to de minimis payments), where such accelerations do not violate Code Section 409A, may be allowed.

(iv) Short-Term Deferrals: If and to the extent deemed necessary to comply with short-term deferral exemption under Code Section 409A, shares of Common Stock, cash payments or other benefits subject to an Award shall, upon vesting and/or earning of the Award, be issued and distributed to the Participant (or his beneficiary) no later than the later of (a) the 15th day of the third month following the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (b) the 15th day of the third month following the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or shall otherwise be made in accordance with Code Section 409A.

(v) Deferral Elections:

(A) In the sole discretion of the Administrator, a Participant may be permitted to make an election as to the time or form of any distribution from an Award, provided that, except as specified in (B), (C) and (D) below, such election is made and becomes irrevocable not later than the close of the taxable year preceding the taxable year in which the services for which the Award is granted are to be performed, or at such other time or times as may be permitted under Code Section 409A. Notwithstanding the foregoing, a Participant may cancel a deferral election upon (X) a hardship distribution pursuant to Code Section 401(k), or (Y) upon application for a distribution under section 17(b)(i)(F) (unforeseeable emergency).

(B) In the case of the first year in which the Participant becomes eligible to participate in the Plan, the election described in (A) may be made with respect to services to be performed after the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C) In the case of any performance-based compensation (as that term is defined in Code Section 409A), where such compensation is based on services performed over a period of at least 12 months, the election described in (A) may be made no later than six months before the end of the period.

(D) In the case of any Award subject to a substantial risk of forfeiture (as defined in Code Section 409A), the election described in (A) may be made within 30 days of the date the Participant first obtains a legally binding right to the Award, provided that the Award requires the Participant to perform at least 12 months of service after such election is made.

(vi) Changes to Elections: To the extent that the Administrator, in its sole discretion, permits a subsequent election to delay a payment or change the form of payment that has been specified under (A), (B), (C) or (D) above, the following provisions shall apply:

(A) Such election may not take effect until 12 months after the date on which the election is made;

(B) Where the payment is to be made for reasons other than death, disability or unforeseeable emergency, as those terms are defined in Section 17(b)(i), above, the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and

(C) Any election related to a payment based upon a specified term or pursuant to a fixed schedule, as such terms are defined in Section 17(b)(i), above, may not be made less than 12 months prior to the date of the first scheduled payment hereunder.

Notwithstanding anything else in this Section 17(b)(vi) to the contrary and consistent with Code Section 409A, the Administrator may elect, or may allow the Participant to elect, on or before December 31, 2008, the time or form of payment of amounts subject to Code Section 409A, provided that any such election occurring in 2008 shall apply only to amounts that are not otherwise payable in 2008 and does not cause an amount to be paid in 2008 that would not otherwise be payable in that year.

(vii) Termination of Awards Subject to Code Section 409A. As permitted by the Administrator in its sole discretion, and in accordance with Code Section 409A, the Corporation may terminate an Award that is subject to Code Section 409A and distribute benefits to Participants.

18. General Provisions

(a) Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Awards), a Participant and his legal representatives, legatees or distributees shall not be deemed to be the holder of any shares of Common Stock subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Laws shall have been provided). A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Laws shall be provided) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award, Performance Award or Phantom Stock Award shall be promptly issued in the name of the Participant or his beneficiary and distributed to the Participant or his beneficiary (or, in the case of uncertificated shares, other written notice of ownership in accordance with Applicable Laws shall be provided) after the Award (or portion thereof) has vested or been earned.

(b) Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

(c) Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

(d) Code Section 162(m) Performance-Based Compensation. To the extent to which Code Section 162(m) is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Code Section 162(m), unless the Administrator, in its discretion, determines otherwise.

(e) Unfunded Plan; No Effect on Other Plans:

(i) The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.

(f) Governing Law: The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

(g) Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

(h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

(i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law unless the Administrator determines otherwise.

(k) Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement (and taking into account any Code Section 409A considerations), the Corporation may at any time reduce the amount of any distribution or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to the Corporation or an Affiliate that is or becomes due and payable (including but in no way limited to any obligation that may arise under Section 304 of the Sarbanes-Oxley Act of 2002).

(m) Effect of Changes in Duties and/or Status: Notwithstanding the other provisions of the Plan or an Award Agreement, the Administrator has discretion to determine at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards (including but not limited to the vesting and/or exercisability of Awards) granted to a Participant in the event of (i) a change in the Participant’s duties and/or responsibilities, or (ii) a change in the Participant’s status as an Employee, Director or Independent Contractor, including but not limited to a change from full-time to part-time, or vice versa, or (iii) other similar changes in the nature or scope of the Participant’s employment or service. In addition, unless otherwise determined by the Administrator in its discretion, for purposes of the Plan, a Participant shall be considered to have terminated employment or service and to have ceased to be an Employee or Independent Contractor, as the case may be, if his employer (or the party for whom the Participant is providing services, in the case of an Independent Contractor) was an Affiliate at the time of grant and such employer or other party ceases to be an Affiliate, even if he continues to be employed by or provide services to such employer or party.

(n) Fractional Shares: Except as otherwise provided in an Award Agreement or determined by the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

(o) Shareholder Approval: The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

(p) Uncertificated Stock: Notwithstanding anything in the Plan to the contrary, to the extent the Plan provides for the issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may, in the Corporation’s discretion, be effected on a non-certificated basis, to the extent not prohibited by the Corporation’s articles of incorporation or bylaws or by Applicable Law (including but not limited to applicable state corporate law and the applicable rules of any stock exchange on which the Common Stock is traded).

(q) Income and Other Taxes: Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Code Section 409A), and the Corporation shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.